UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.18

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 1

ANNUAL REPORT

January 15, 2019

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund for the annual reporting period ended November 30, 2018.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	6 Months	12 Months

AB GLOBAL RISK ALLOCATION FUND[1]

Class A Shares	-5.22%	-3.81%

Class B Shares[2]	-5.56%	-4.49%

Class C Shares	-5.57%	-4.50%

Advisor Class Shares[3]	-5.12%	-3.58%

Class R Shares[3]	-5.38%	-4.11%

Class K Shares[3]	-5.23%	-3.80%

Class I Shares[3]	-5.06%	-3.52%

Primary Benchmark: MSCI World Index	-1.67%	0.14%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays Global Aggregate Bond Index	-1.80%	-0.93%

Bloomberg Barclays Global Aggregate Bond Index	-2.16%	-2.82%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2018, by 0.01% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2018. The table also includes the individual performance of the Bloomberg Barclays Global Aggregate Bond Index.

2 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

For both periods, all share classes of the Fund underperformed the primary and blended benchmarks, before sales charges. The Fund is strategically diversified in multi-asset exposures, and the Fund’s diversifying exposures into inflation-sensitive assets, particularly commodity futures, caused the underperformance versus the benchmark, which does not have such exposures, as commodity futures generally sold off.

During the 12-month period, US interest-rate and commodity futures exposures detracted from absolute performance. Global equities, credit securities, and non-US interest-rate and inflation breakeven exposures, all contributed to returns. During the six-month period, global equities and credit securities, and inflation-sensitive exposures detracted, with the latter being the most significant detractor, as both commodity futures and inflation breakeven rates dropped. The Fund’s non-US interest-rate and active currency exposures contributed to performance.

The Fund utilized derivatives for hedging and investment purposes in the form of currency forwards, interest rate swaps, credit default swaps and written swaptions, which added to absolute returns for both periods; futures, inflation swaps, total return swaps, purchased options and purchased swaptions detracted for both periods; written options detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2018, US stocks gained while non-US and emerging-market equities declined. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. Although US stocks benefited from corporate tax reform early in the period, and strong earnings and economic data throughout, investor sentiment globally turned negative on fears of rising interest rates, worsening trade wars and slowing global growth. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions and imposed tariffs significantly hurt commodity prices during the second half of the period.

Fixed-income markets had mixed performance, with emerging-market local-currency government bonds and developed-market treasuries rallying, while global high yield and investment-grade securities sold off. Emerging-market debt sectors came under pressure from a stronger US dollar, slowing Chinese growth and escalating trade tensions. Developed-market yield curves generally rose, with a notable exception being Germany, where the curve flattened (bond yields move inversely to price). The US Federal Reserve (the “Fed”) raised interest rates four times during the period and began to formally reduce its balance sheet, as widely expected. However, the Fed surprised investors at the end of the period with dovish commentary, causing the market to price in fewer rate hikes for 2019. The

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 3

European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest.

The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental research insights when allocating risk to equity, interest-rate and inflation-sensitive assets. The Fund continued to maintain an overweight in risk allocation to global equities and has benefited from this tilt, as equity markets outperformed other asset classes. Over the last six-months, the Fund maintained its overweight in risk allocation to global equities, and held an underweight in risk allocation to inflation-sensitive assets. Within equities, the Fund was overweight European and Japanese equity exposures, relative to the US. The Fund maintained close to neutral risk allocation to interest-rate duration exposure, and within interest-rate allocation, was underweight to low interest-rate countries.

INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-sensitive: global inflation-indexed securities (including Treasury inflation-protected securities) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or

(continued on next page)

4 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

exchange-traded funds (“ETFs”) intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocation to equity/credit and inflation-indexed securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

(continued on next page)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 5

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

6 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 7

DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

8 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2008 TO 11/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/2008 to 11/30/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012, the Fund used a different strategy.

10 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.81%	-7.88%
5 Years	3.26%	2.36%
10 Years	7.39%	6.93%
CLASS B SHARES
1 Year	-4.49%	-8.22%
5 Years	2.47%	2.47%
10 Years[1]	6.75%	6.75%
CLASS C SHARES
1 Year	-4.50%	-5.43%
5 Years	2.49%	2.49%
10 Years	6.62%	6.62%
ADVISOR CLASS SHARES[2]
1 Year	-3.58%	-3.58%
5 Years	3.52%	3.52%
10 Years	7.70%	7.70%
CLASS R SHARES[2]
1 Year	-4.11%	-4.11%
5 Years	2.92%	2.92%
10 Years	7.08%	7.08%
CLASS K SHARES[2]
1 Year	-3.80%	-3.80%
5 Years	3.23%	3.23%
10 Years	7.41%	7.41%
CLASS I SHARES[2]
1 Year	-3.52%	-3.52%
5 Years	3.66%	3.66%
10 Years	7.86%	7.86%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.32%, 2.12%, 2.08%, 1.07%, 1.66%, 1.35% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-12.90%
5 Years	1.54%
10 Years	5.87%
CLASS B SHARES
1 Year	-13.34%
5 Years	1.63%
10 Years[1]	5.69%
CLASS C SHARES
1 Year	-10.59%
5 Years	1.66%
10 Years	5.55%
ADVISOR CLASS SHARES[2]
1 Year	-8.78%
5 Years	2.68%
10 Years	6.62%
CLASS R SHARES[2]
1 Year	-9.29%
5 Years	2.09%
10 Years	6.00%
CLASS K SHARES[2]
1 Year	-9.01%
5 Years	2.40%
10 Years	6.33%
CLASS I SHARES[2]
1 Year	-8.74%
5 Years	2.82%
10 Years	6.78%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$947.80	$6.10	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class B
Actual	$1,000	$944.40	$9.94	2.04%
Hypothetical**	$1,000	$1,014.84	$10.30	2.04%
Class C
Actual	$1,000	$944.30	$9.80	2.01%
Hypothetical**	$1,000	$1,014.99	$10.15	2.01%
Advisor Class
Actual	$1,000	$948.80	$4.89	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class R
Actual	$1,000	$946.20	$7.85	1.61%
Hypothetical**	$1,000	$1,017.00	$8.14	1.61%
Class K
Actual	$1,000	$947.70	$6.35	1.30%
Hypothetical**	$1,000	$1,018.55	$6.58	1.30%
Class I
Actual	$1,000	$949.40	$4.74	0.97%
Hypothetical**	$1,000	$1,020.21	$4.91	0.97%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $230.1

1

All data are as of November 30, 2018. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Argentina, Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Finland, Ireland, Italy, Jersey (Channel Islands), Jordan, Luxembourg, Macau, Mongolia, Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Turkey and United Arab Emirates.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 15

PORTFOLIO SUMMARY (continued)

November 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$91,855,450	39.9%
Japanese Government CPI Linked Bond Series 22	47,808,305	20.8
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 2M2	7,928,405	3.4
Pebblebrook Hotel Trust Series C	1,369,485	0.6
Hersha Hospitality Trust Series C	1,330,200	0.6
Mexico Government International Bond	1,133,497	0.5
Apartment Investment & Management Co. Series A	1,081,080	0.4
China Shenhua Energy Co., Ltd. – Class H	445,767	0.2
China Petroleum & Chemical Corp. – Class H	402,321	0.2
China Construction Bank Corp. – Class H	397,019	0.2
	$153,751,529	66.8%

1	Long-term investments.

16 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2018

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 60.7%
Japan – 20.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	2,994,375	$27,483,942
Series 22 0.10%, 3/10/27		2,214,786	20,324,363

			47,808,305

United States – 39.9%
U.S. Treasury Inflation Index (TIPS) 0.375%, 7/15/25(a)	U.S.$	79,546	76,575,484
0.375%, 1/15/27		16,145	15,279,966

			91,855,450

Total Inflation-Linked Securities (cost $147,040,105)			139,663,755

		Shares
COMMON STOCKS – 28.0%
Financials – 5.0%
Banks – 2.0%
ABN AMRO Group NV (GDR)(b)		1,125	28,700
Agricultural Bank of China Ltd. – Class H		838,000	380,935
Aozora Bank Ltd.		500	16,469
Australia & New Zealand Banking Group Ltd.		886	17,495
Banco Bilbao Vizcaya Argentaria SA		3,189	18,117
Banco de Sabadell SA		16,035	20,524
Banco Santander SA		3,802	18,061
Bank of America Corp.		1,350	38,340
Bank of China Ltd. – Class H		709,000	310,849
Bank of Communications Co., Ltd. – Class H		451,000	343,963
Bank of East Asia Ltd. (The)		3,800	12,841
Bank of Ireland Group PLC		2,334	14,819
Bank of Kyoto Ltd. (The)		400	19,278
Bank of Montreal		747	55,733
Bank of Nova Scotia (The)		862	46,907
Bank of Queensland Ltd.		2,070	15,076
Bankia SA		6,083	20,135
Bankinter SA		3,395	28,426
Barclays PLC		10,110	20,993
BB&T Corp.		899	45,939
Bendigo & Adelaide Bank Ltd.		1,883	14,751
BNP Paribas SA		331	16,649
BOC Hong Kong Holdings Ltd.		4,000	15,662

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CaixaBank SA	4,609	$19,039
Canadian Imperial Bank of Commerce	584	49,009
Chiba Bank Ltd. (The)	3,000	19,723
China CITIC Bank Corp., Ltd. – Class H	530,000	337,579
China Construction Bank Corp. – Class H	465,000	397,019
China Everbright Bank Co., Ltd. – Class H	690,000	307,127
China Minsheng Banking Corp., Ltd. – Class H	425,400	315,042
Chugoku Bank Ltd. (The)	1,200	11,189
CIT Group, Inc.	697	32,362
Citigroup, Inc.	564	36,542
Citizens Financial Group, Inc.	745	27,088
Comerica, Inc.	403	31,909
Commerzbank AG(c)	2,045	17,718
Commonwealth Bank of Australia	310	16,185
Concordia Financial Group Ltd.	3,600	16,945
Credit Agricole SA	1,641	20,394
Danske Bank A/S	858	17,111
DBS Group Holdings Ltd.	1,100	19,644
DNB ASA	1,818	31,233
Erste Group Bank AG(c)	821	32,496
Fifth Third Bancorp	1,167	32,594
First Republic Bank/CA	402	39,858
Fukuoka Financial Group, Inc.	800	18,299
Hachijuni Bank Ltd. (The)	2,900	13,347
Hang Seng Bank Ltd.	1,100	25,474
Hiroshima Bank Ltd. (The)	2,000	12,060
HSBC Holdings PLC	5,317	45,224
Huntington Bancshares, Inc./OH	2,387	34,826
ING Groep NV	1,574	19,064
Intesa Sanpaolo SpA	18,206	42,292
Japan Post Bank Co., Ltd.	1,400	16,367
JPMorgan Chase & Co.	448	49,813
KBC Group NV	411	29,563
KeyCorp	1,685	30,903
Kyushu Financial Group, Inc.	2,700	12,668
Lloyds Banking Group PLC	36,308	25,698
M&T Bank Corp.	381	64,393
Mebuki Financial Group, Inc.	4,400	13,317
Mitsubishi UFJ Financial Group, Inc.	2,500	13,678
Mizuho Financial Group, Inc.	9,000	14,928
National Australia Bank Ltd.	869	15,713
National Bank of Canada	1,132	51,631
Nedbank Group Ltd.	313	5,991
Nordea Bank Abp	3,090	27,443
Oversea-Chinese Banking Corp., Ltd.	2,279	18,793
People’s United Financial, Inc.	2,269	38,255
PNC Financial Services Group, Inc. (The)	291	39,512

18 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Raiffeisen Bank International AG	1,044	$30,817
Regions Financial Corp.	1,804	29,676
Resona Holdings, Inc.	2,200	11,698
Royal Bank of Canada	718	52,646
Royal Bank of Scotland Group PLC	6,922	19,221
Seven Bank Ltd.	4,800	14,906
Shinsei Bank Ltd.	1,000	13,761
Shizuoka Bank Ltd. (The)	2,000	17,992
Signature Bank/New York NY	215	26,516
Skandinaviska Enskilda Banken AB – Class A	3,315	34,579
Societe Generale SA	422	15,498
Standard Chartered PLC	2,940	22,935
Sumitomo Mitsui Financial Group, Inc.	500	18,407
Sumitomo Mitsui Trust Holdings, Inc.	400	16,070
SunTrust Banks, Inc.	583	36,548
Suruga Bank Ltd.	800	3,795
Svenska Handelsbanken AB – Class A	2,923	32,230
Swedbank AB – Class A	1,696	39,455
Toronto-Dominion Bank (The)	1,045	57,856
UniCredit SpA	1,079	13,927
United Overseas Bank Ltd.	1,000	18,361
US Bancorp	800	43,568
Wells Fargo & Co.	690	37,453
Westpac Banking Corp.	832	15,846
Yamaguchi Financial Group, Inc.	2,000	20,726

		4,672,207

Capital Markets – 1.0%
3i Group PLC	4,463	47,675
Affiliated Managers Group, Inc.	225	25,002
Ameriprise Financial, Inc.	250	32,438
ASX Ltd.	592	26,168
Bank of New York Mellon Corp. (The)	853	43,767
BlackRock, Inc. – Class A	109	46,653
Brookfield Asset Management, Inc. – Class A	1,245	54,573
Charles Schwab Corp. (The)	729	32,659
CI Financial Corp.	2,261	34,239
CITIC Securities Co., Ltd. – Class H	161,000	302,097
CME Group, Inc. – Class A	377	71,660
Credit Suisse Group AG(c)	1,310	15,489
Daiwa Securities Group, Inc.	2,000	11,069
Deutsche Bank AG	1,113	10,217
Deutsche Boerse AG	355	45,473
E*TRADE Financial Corp.	742	38,799
Eaton Vance Corp.	655	26,678
Franklin Resources, Inc.	837	28,366
Goldman Sachs Group, Inc. (The)	162	30,892
Haitong Securities Co., Ltd. – Class H	198,800	207,275

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hargreaves Lansdown PLC	1,868	$45,518
Hong Kong Exchanges & Clearing Ltd.	900	26,404
IGM Financial, Inc.	1,289	33,063
Intercontinental Exchange, Inc.	727	59,410
Invesco Ltd.	1,109	22,568
Investec PLC	4,737	28,879
Japan Exchange Group, Inc.	1,100	19,847
Julius Baer Group Ltd.(c)	634	25,572
London Stock Exchange Group PLC	1,249	64,371
Macquarie Group Ltd.	261	21,964
Moody’s Corp.	325	51,698
Morgan Stanley	735	32,627
MSCI, Inc. – Class A	361	56,709
Nasdaq, Inc.	753	68,764
Natixis SA	3,393	18,777
Nomura Holdings, Inc.	2,100	9,453
Northern Trust Corp.	412	40,883
Partners Group Holding AG	68	44,698
Quilter PLC(b)	3,254	4,828
Raymond James Financial, Inc.	418	33,327
S&P Global, Inc.	311	56,869
SBI Holdings, Inc./Japan	1,300	29,556
Schroders PLC	944	30,522
SEI Investments Co.	695	37,321
Singapore Exchange Ltd.	3,300	17,673
St. James’s Place PLC	2,130	27,400
State Street Corp.	421	30,741
T. Rowe Price Group, Inc.	627	62,299
TD Ameritrade Holding Corp.	771	41,488
Thomson Reuters Corp.	1,197	60,478
UBS Group AG(c)	1,814	24,589

		2,259,485

Consumer Finance – 0.1%
Acom Co., Ltd.	4,000	14,702
AEON Financial Service Co., Ltd.	800	15,506
Ally Financial, Inc.	1,228	32,763
American Express Co.	516	57,931
Capital One Financial Corp.	376	33,720
Credit Saison Co., Ltd.	900	11,575
Discover Financial Services	568	40,498
Navient Corp.	1,339	15,399
Provident Financial PLC(c)	1,368	10,610
Synchrony Financial	1,033	26,837

		259,541

Diversified Financial Services – 0.3%
AMP Ltd.	3,999	7,121
Berkshire Hathaway, Inc. – Class B(c)	231	50,413

20 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Challenger Ltd./Australia	1,797	$12,550
Element Fleet Management Corp.	3,194	16,948
EXOR NV	480	28,308
First Pacific Co., Ltd.	22,000	8,483
Groupe Bruxelles Lambert SA	600	54,109
IHS Markit Ltd.(c)	1,109	59,187
Industrivarden AB – Class C	1,828	37,577
Investor AB – Class B	902	39,616
Jefferies Financial Group, Inc.	1,464	31,988
Kinnevik AB	1,368	34,793
L E Lundbergforetagen AB – Class B	856	25,652
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	19,137
Onex Corp.	648	40,188
ORIX Corp.	1,000	16,237
Pargesa Holding SA	691	47,906
Standard Life Aberdeen PLC	11,793	40,064
Voya Financial, Inc.	775	34,836
Wendel SA	294	35,764

		640,877

Insurance – 1.5%
Admiral Group PLC	1,243	33,078
Aegon NV	4,545	25,306
Aflac, Inc.	1,388	63,487
Ageas	832	40,201
AIA Group Ltd.	2,400	19,717
Alleghany Corp.	66	41,648
Allianz SE	222	47,075
Allstate Corp. (The)	643	57,349
American International Group, Inc.	720	31,140
Aon PLC	435	71,823
Arch Capital Group Ltd.(c)	1,779	50,915
Arthur J Gallagher & Co.	958	73,833
Assicurazioni Generali SpA	1,915	32,320
Assurant, Inc.	420	40,841
Aviva PLC	5,185	26,954
Axis Capital Holdings Ltd.	710	39,299
Baloise Holding AG	288	42,379
Brighthouse Financial, Inc.(c)	60	2,416
China Life Insurance Co., Ltd. – Class H	88,000	188,830
Chubb Ltd.	371	49,618
Cincinnati Financial Corp.	705	57,620
CNP Assurances	1,623	37,182
Dai-ichi Life Holdings, Inc.	1,000	17,427
Direct Line Insurance Group PLC	8,791	36,834
Everest Re Group Ltd.	214	47,525
Fairfax Financial Holdings Ltd.	85	40,188
Fidelity National Financial, Inc.	1,183	39,749

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gjensidige Forsikring ASA	2,409	$37,694
Great-West Lifeco, Inc.	2,017	46,256
Hannover Rueck SE	383	53,373
Hartford Financial Services Group, Inc. (The)	878	38,799
Industrial Alliance Insurance & Financial Services, Inc.	1,008	36,848
Insurance Australia Group Ltd.(c)	3,763	20,088
Intact Financial Corp.	960	76,856
Japan Post Holdings Co., Ltd.	1,600	19,482
Legal & General Group PLC	13,473	42,193
Lincoln National Corp.	446	28,085
Loews Corp.	1,014	48,733
Manulife Financial Corp.	2,171	35,899
Mapfre SA	8,898	25,478
Markel Corp.(c)	39	44,621
Marsh & McLennan Cos., Inc.	753	66,791
Medibank Pvt Ltd.	7,758	13,769
MetLife, Inc.	661	29,500
MS&AD Insurance Group Holdings, Inc.	400	12,140
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	212	46,187
New China Life Insurance Co., Ltd. – Class H	74,000	326,099
NN Group NV	985	42,012
Old Mutual Ltd.	9,763	15,990
Poste Italiane SpA(b)	5,111	38,851
Power Corp. of Canada	1,760	35,103
Power Financial Corp.	1,872	39,606
Principal Financial Group, Inc.	589	29,049
Progressive Corp. (The)	1,147	76,035
Prudential Financial, Inc.	336	31,503
Prudential PLC	1,555	30,655
QBE Insurance Group Ltd.	1,386	11,507
Reinsurance Group of America, Inc. – Class A	376	56,167
RenaissanceRe Holdings Ltd.	388	51,453
RSA Insurance Group PLC	5,407	37,483
Sampo Oyj – Class A	886	39,611
SCOR SE	791	38,007
Sompo Holdings, Inc.	400	15,452
Sony Financial Holdings, Inc.	1,072	22,440
Sun Life Financial, Inc.	1,344	49,566
Suncorp Group Ltd.	1,549	15,117
Swiss Life Holding AG(c)	132	51,864
Swiss Re AG	469	42,904
T&D Holdings, Inc.	1,250	17,742
Tokio Marine Holdings, Inc.	400	19,759
Torchmark Corp.	598	51,673
Travelers Cos., Inc. (The)	464	60,492

22 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trisura Group Ltd.(c)	7	$143
Tryg A/S	1,864	46,410
UnipolSai Assicurazioni SpA	12,165	28,344
Unum Group	830	29,805
Willis Towers Watson PLC	352	56,126
WR Berkley Corp.	735	57,903
Zurich Insurance Group AG	154	48,406

		3,490,823

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
AGNC Investment Corp.	2,408	42,622
Annaly Capital Management, Inc.	3,658	36,726

		79,348

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	3,312	35,207

		11,437,488

Information Technology – 3.2%
Communications Equipment – 0.2%
Cisco Systems, Inc.	2,148	102,825
F5 Networks, Inc.(c)	462	79,450
Juniper Networks, Inc.	2,077	59,631
Motorola Solutions, Inc.	840	110,250
Nokia Oyj	5,115	28,142
Palo Alto Networks, Inc.(c)	297	51,366
Telefonaktiebolaget LM Ericsson – Class B	4,594	38,557

		470,221

Electronic Equipment, Instruments & Components – 0.4%
Alps Electric Co., Ltd.	500	11,624
Amphenol Corp. – Class A	1,084	95,327
Arrow Electronics, Inc.(c)	775	59,652
Avnet, Inc.	1,566	68,622
CDW Corp./DE	1,016	94,163
Corning, Inc.	2,176	70,111
Flex Ltd.(c)	3,294	28,822
FLIR Systems, Inc.	1,824	83,649
Hamamatsu Photonics KK	600	20,924
Hexagon AB – Class B	836	41,724
Hirose Electric Co., Ltd.	105	11,109
Hitachi High-Technologies Corp.	500	17,852
Hitachi Ltd.	800	23,297
Ingenico Group SA	325	23,459
Keyence Corp.	100	54,474
Kyocera Corp.	400	21,665
Murata Manufacturing Co., Ltd.	100	15,325
Nippon Electric Glass Co., Ltd.	400	10,773

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Omron Corp.	500	$22,069
Shimadzu Corp.	1,100	25,746
TDK Corp.	300	23,806
TE Connectivity Ltd.	878	67,545
Trimble, Inc.(c)	1,320	50,200
Yaskawa Electric Corp.	1,000	31,439
Yokogawa Electric Corp.	1,200	22,136

		995,513

IT Services – 1.0%
Accenture PLC – Class A	613	100,851
Akamai Technologies, Inc.(c)	806	55,413
Alliance Data Systems Corp.	215	43,077
Amadeus IT Group SA – Class A	787	56,483
Atos SE	247	21,015
Automatic Data Processing, Inc.	831	122,506
Black Knight, Inc.(c)	362	16,413
Broadridge Financial Solutions, Inc.	1,174	124,291
Capgemini SE	360	42,034
CGI Group, Inc. – Class A(c)	1,595	102,040
Cognizant Technology Solutions Corp. – Class A	1,099	78,282
Computershare Ltd.	1,857	24,685
DXC Technology Co.	635	40,030
Fidelity National Information Services, Inc.	969	104,604
First Data Corp. – Class A(c)	3,401	64,891
Fiserv, Inc.(c)	1,338	105,876
FleetCor Technologies, Inc.(c)	249	48,157
Fujitsu Ltd.	200	12,354
Gartner, Inc.(c)	575	88,084
Global Payments, Inc.	567	63,396
International Business Machines Corp.	502	62,384
Mastercard, Inc. – Class A	649	130,494
Nomura Research Institute Ltd.	700	30,817
NTT Data Corp.	2,000	23,260
Obic Co., Ltd.	300	26,014
Otsuka Corp.	600	20,275
Paychex, Inc.	1,472	104,159
PayPal Holdings, Inc.(c)	1,263	108,378
Perspecta, Inc.	317	6,692
Sabre Corp.	2,420	61,879
Total System Services, Inc.	1,066	93,136
VeriSign, Inc.(c)	824	128,594
Visa, Inc. – Class A	718	101,748
Western Union Co. (The) – Class W	3,117	58,381
Worldpay, Inc. – Class A(c)	1,056	90,615

		2,361,308

24 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.5%
Advanced Micro Devices, Inc.(c)	2,015	$42,919
Analog Devices, Inc.	607	55,795
Applied Materials, Inc.	967	36,050
ASM Pacific Technology Ltd.	1,400	14,370
ASML Holding NV	269	45,980
Broadcom, Inc.	205	48,669
Infineon Technologies AG	1,599	33,779
Intel Corp.	1,884	92,900
KLA-Tencor Corp.	609	60,023
Lam Research Corp.	384	60,273
Marvell Technology Group Ltd.	2,554	41,145
Maxim Integrated Products, Inc.	1,384	77,393
Microchip Technology, Inc.(d)	789	59,175
Micron Technology, Inc.(c)	1,172	45,192
NVIDIA Corp.	256	41,838
NXP Semiconductors NV	516	43,019
Qorvo, Inc.(c)	444	29,220
QUALCOMM, Inc.	984	57,328
Rohm Co., Ltd.	200	14,017
Skyworks Solutions, Inc.	431	31,364
STMicroelectronics NV	1,365	20,218
Texas Instruments, Inc.	847	84,573
Tokyo Electron Ltd.	100	14,117
Xilinx, Inc.	811	75,001

		1,124,358

Software – 0.9%
Adobe, Inc.(c)	449	112,650
ANSYS, Inc.(c)	635	102,883
Autodesk, Inc.(c)	395	57,077
BlackBerry Ltd.(c)	2,745	24,131
Cadence Design Systems, Inc.(c)	1,796	80,892
CDK Global, Inc.	1,015	51,156
Citrix Systems, Inc.(c)	604	65,818
Constellation Software, Inc./Canada	106	72,701
Dassault Systemes SE	646	77,672
Dell Technologies, Inc. – Class V(c)	758	79,954
Fortinet, Inc.(c)	1,023	75,538
Gemalto NV(c)	365	20,892
Intuit, Inc.	570	122,282
Micro Focus International PLC (Sponsored ADR)	417	8,136
Microsoft Corp.	995	110,335
Nuance Communications, Inc.(c)	2,749	43,956
OneMarket Ltd.(c)	129	74
Open Text Corp.	1,658	56,816

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oracle Corp.	1,536	$74,895
Oracle Corp. Japan	400	26,005
Red Hat, Inc.(c)	568	101,422
Sage Group PLC (The)	5,404	40,199
salesforce.com, Inc.(c)	534	76,234
SAP SE	466	48,267
ServiceNow, Inc.(c)	428	79,296
Splunk, Inc.(c)	575	64,245
Symantec Corp.	1,835	40,572
Synopsys, Inc.(c)	974	89,550
Trend Micro, Inc./Japan	400	22,984
VMware, Inc. – Class A(c)	527	88,188
Workday, Inc. – Class A(c)	384	62,976

		1,977,796

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	407	72,682
Brother Industries Ltd.	900	15,060
Canon, Inc.	900	25,540
FUJIFILM Holdings Corp.	600	23,879
Hewlett Packard Enterprise Co.	3,043	45,645
HP, Inc.	2,579	59,317
Konica Minolta, Inc.	2,400	21,666
NEC Corp.	700	21,736
NetApp, Inc.	1,082	72,353
Ricoh Co., Ltd.	2,300	22,387
Seagate Technology PLC	978	42,142
Seiko Epson Corp.	900	14,319
Western Digital Corp.	465	21,106
Xerox Corp.	1,717	46,222

		504,054

		7,433,250

Health Care – 3.0%
Biotechnology – 0.3%
AbbVie, Inc.	784	73,908
Alexion Pharmaceuticals, Inc.(c)	232	28,571
Alkermes PLC(c)	331	12,061
Amgen, Inc.	320	66,640
Biogen, Inc.(c)	169	56,399
BioMarin Pharmaceutical, Inc.(c)	341	32,746
Celgene Corp.(c)	350	25,277
CSL Ltd.	450	58,665
Genmab A/S(c)	279	42,617
Gilead Sciences, Inc.	703	50,574
Grifols SA	2,271	63,874
Idorsia Ltd.(c)	213	4,069

26 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Incyte Corp.(c)	189	$12,143
Regeneron Pharmaceuticals, Inc.(c)	66	24,133
Seattle Genetics, Inc.(c)	303	18,962
United Therapeutics Corp.(c)	217	25,628
Vertex Pharmaceuticals, Inc.(c)	246	44,474

		640,741

Health Care Equipment & Supplies – 0.8%
Abbott Laboratories	1,269	93,969
Align Technology, Inc.(c)	301	69,197
Arjo AB – Class B	2,759	9,389
Baxter International, Inc.	1,040	71,292
Becton Dickinson and Co.	362	91,495
Boston Scientific Corp.(c)	1,769	66,638
Cochlear Ltd.	378	46,983
Coloplast A/S – Class B	742	70,843
Cooper Cos., Inc. (The)	246	68,592
CYBERDYNE, Inc.(c)	3,000	21,370
Danaher Corp.	776	85,003
DENTSPLY SIRONA, Inc.	989	37,364
DexCom, Inc.(c)	430	55,724
Edwards Lifesciences Corp.(c)	320	51,843
EssilorLuxottica SA	493	62,333
Getinge AB – Class B	2,759	28,503
Hologic, Inc.(c)	1,129	50,139
Hoya Corp.	800	48,895
IDEXX Laboratories, Inc.(c)	330	67,241
Intuitive Surgical, Inc.(c)	183	97,149
Koninklijke Philips NV	479	18,164
Medtronic PLC	683	66,613
Olympus Corp.	900	25,327
ResMed, Inc.	778	86,973
Smith & Nephew PLC	4,175	76,196
Sonova Holding AG	433	70,135
Stryker Corp.	486	85,274
Sysmex Corp.	700	37,426
Teleflex, Inc.	270	74,363
Terumo Corp.	1,000	58,968
Varian Medical Systems, Inc.(c)	475	58,610
William Demant Holding A/S(c)	2,432	71,108
Zimmer Biomet Holdings, Inc.	375	43,883

		1,967,002

Health Care Providers & Services – 0.7%
Alfresa Holdings Corp.	2,100	55,916
AmerisourceBergen Corp. – Class A	482	42,850
Anthem, Inc.	274	79,479
Cardinal Health, Inc.	702	38,491

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Centene Corp.(c)	478	$67,996
Cigna Corp.	335	74,832
CVS Health Corp.	1,161	93,150
DaVita, Inc.(c)	632	41,750
Express Scripts Holding Co.(c)	647	65,651
Fresenius Medical Care AG & Co. KGaA	755	61,569
Fresenius SE & Co. KGaA	693	39,389
HCA Healthcare, Inc.	514	74,011
Healthscope Ltd.	25,489	42,207
Henry Schein, Inc.(c)	702	62,618
Humana, Inc.	169	55,680
Laboratory Corp. of America Holdings(c)	407	59,276
McKesson Corp.	241	30,005
Mediclinic International PLC	5,230	23,631
Medipal Holdings Corp.	2,200	50,474
MEDNAX, Inc.(c)	637	25,607
Miraca Holdings, Inc.	900	20,860
Patterson Cos., Inc.(d)	1,039	26,359
Quest Diagnostics, Inc.	556	49,245
Ramsay Health Care Ltd.	768	30,493
Ryman Healthcare Ltd.	6,840	54,549
Sonic Healthcare Ltd.	2,611	43,660
Suzuken Co., Ltd./Aichi Japan	1,300	70,005
UnitedHealth Group, Inc.	310	87,222
Universal Health Services, Inc. – Class B	362	49,952

		1,516,927

Health Care Technology – 0.0%
Cerner Corp.(c)	701	40,595
M3, Inc.	3,000	48,760

		89,355

Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	816	59,038
Eurofins Scientific SE	116	50,459
Illumina, Inc.(c)	183	61,763
IQVIA Holdings, Inc.(c)	646	80,795
Lonza Group AG(c)	278	90,171
Mettler-Toledo International, Inc.(c)	105	66,849
QIAGEN NV(c)	1,521	53,826
Thermo Fisher Scientific, Inc.	346	86,344
Waters Corp.(c)	286	56,794

		606,039

Pharmaceuticals – 0.9%
Allergan PLC	688	107,741
Astellas Pharma, Inc.	3,100	47,770
AstraZeneca PLC	729	56,767
Bausch Health Cos., Inc.(c)	834	20,269

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bayer AG	526	$38,598
Bristol-Myers Squibb Co.	870	46,510
Chugai Pharmaceutical Co., Ltd.	1,000	68,516
Daiichi Sankyo Co., Ltd.	2,000	73,554
Eisai Co., Ltd.	700	64,460
Eli Lilly & Co.	693	82,217
GlaxoSmithKline PLC	3,649	75,643
Hikma Pharmaceuticals PLC	2,641	60,246
Hisamitsu Pharmaceutical Co., Inc.	800	51,191
Jazz Pharmaceuticals PLC(c)	223	33,718
Johnson & Johnson	554	81,383
Kyowa Hakko Kirin Co., Ltd.	2,200	45,233
Mallinckrodt PLC(c)	476	11,324
Merck & Co., Inc.	863	68,470
Merck KGaA	536	59,334
Mitsubishi Tanabe Pharma Corp.	1,800	27,681
Mylan NV(c)	1,027	34,774
Novartis AG	923	84,271
Novo Nordisk A/S – Class B	1,284	59,721
Ono Pharmaceutical Co., Ltd.	1,900	46,022
Orion Oyj – Class B	948	31,730
Otsuka Holdings Co., Ltd.	900	43,991
Perrigo Co. PLC	428	26,656
Pfizer, Inc.	2,016	93,200
Roche Holding AG	268	69,568
Sanofi	604	54,759
Santen Pharmaceutical Co., Ltd.	3,000	51,538
Shionogi & Co., Ltd.	700	46,427
Shire PLC	706	41,232
Sumitomo Dainippon Pharma Co., Ltd.	2,600	85,033
Taisho Pharmaceutical Holdings Co., Ltd.	500	57,926
Takeda Pharmaceutical Co., Ltd.	1,000	37,645
UCB SA	558	47,025
Vifor Pharma AG	380	46,919
Zoetis, Inc.	996	93,494

		2,172,556

		6,992,620

Industrials – 3.0%
Aerospace & Defense – 0.4%
AerCap Holdings NV(c)	317	16,760
Airbus SE	181	19,411
Arconic, Inc.	824	17,700
BAE Systems PLC	2,639	16,590
Boeing Co. (The)	219	75,940
Bombardier, Inc. – Class B(c)	7,317	12,226
CAE, Inc.	2,809	57,040

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cobham PLC(c)	9,287	$12,139
Dassault Aviation SA	11	16,812
General Dynamics Corp.	241	44,559
Harris Corp.	675	96,491
Huntington Ingalls Industries, Inc.	180	38,790
L3 Technologies, Inc.	265	48,572
Leonardo SpA	684	6,765
Lockheed Martin Corp.	198	59,485
Meggitt PLC	2,664	17,661
Northrop Grumman Corp.	198	51,456
Raytheon Co.	297	52,076
Rolls-Royce Holdings PLC(c)	1,271	13,796
Safran SA	174	21,779
Singapore Technologies Engineering Ltd.	4,200	10,899
Textron, Inc.	720	40,421
Thales SA	192	23,564
TransDigm Group, Inc.(c)	93	33,635
United Technologies Corp.	588	71,595

		876,162

Air Freight & Logistics – 0.1%
Bollore SA	3,319	14,564
CH Robinson Worldwide, Inc.	534	49,304
Deutsche Post AG	500	15,981
Expeditors International of Washington, Inc.	744	56,611
FedEx Corp.	189	43,281
Kuehne & Nagel International AG	139	19,570
Royal Mail PLC	3,581	14,651
United Parcel Service, Inc. – Class B	471	54,302
Yamato Holdings Co., Ltd.	400	10,585

		278,849

Airlines – 0.1%
American Airlines Group, Inc.	507	20,361
ANA Holdings, Inc.	400	14,291
Cathay Pacific Airways Ltd.	8,000	11,566
Delta Air Lines, Inc.	566	34,362
Deutsche Lufthansa AG	656	16,049
easyJet PLC	784	11,151
International Consolidated Airlines Group SA	1,885	15,113
Japan Airlines Co., Ltd.	400	14,443
Qantas Airways Ltd.	2,474	10,815
Singapore Airlines Ltd.	1,500	10,427
Southwest Airlines Co.	528	28,834
United Continental Holdings, Inc.(c)	315	30,461

		217,873

Building Products – 0.1%
AGC, Inc./Japan	200	6,796
AO Smith Corp.	711	33,687

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Assa Abloy AB – Class B	848	$15,789
Cie de Saint-Gobain	254	9,440
Daikin Industries Ltd.	100	11,151
Fortune Brands Home & Security, Inc.	681	29,828
Geberit AG	50	19,492
Johnson Controls International PLC	1,024	35,615
LIXIL Group Corp.	400	5,184
Masco Corp.	1,061	33,623
Resideo Technologies, Inc.(c)	63	1,300
TOTO Ltd.	300	11,627

		213,532

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	1,434	10,415
Brambles Ltd.	1,685	12,699
Cintas Corp.	386	72,329
Dai Nippon Printing Co., Ltd.	500	11,573
Edenred	463	17,694
G4S PLC	3,969	9,834
ISS A/S	413	13,413
Park24 Co., Ltd.	400	10,810
Republic Services, Inc. – Class A	966	74,710
Secom Co., Ltd.	200	16,937
Securitas AB – Class B	1,405	23,715
Societe BIC SA	160	17,163
Sohgo Security Services Co., Ltd.	200	9,429
Stericycle, Inc.(c)	372	17,882
Toppan Printing Co., Ltd.	500	8,052
Waste Connections, Inc.	891	69,926
Waste Management, Inc.	916	85,875

		482,456

Construction & Engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	452	17,375
Boskalis Westminster	549	15,240
Bouygues SA	319	12,278
China Communications Construction Co., Ltd. – Class H	248,000	242,133
China Railway Construction Corp., Ltd. – Class H	224,500	288,372
China Railway Group Ltd. – Class H	360,000	331,742
CIMIC Group Ltd.	319	9,503
Eiffage SA	192	18,286
Epiroc AB – Class A(c)	436	3,572
Epiroc AB – Class B(c)	520	4,180
Ferrovial SA	967	19,940
Fluor Corp.	716	29,306

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

HOCHTIEF AG	79	$11,262
Jacobs Engineering Group, Inc.	615	40,387
JGC Corp.	700	10,235
Kajima Corp.	1,000	13,858
Obayashi Corp.	1,000	9,991
Orascom Construction Ltd.	173	1,038
Shimizu Corp.	1,000	8,566
Skanska AB – Class B	763	12,022
SNC-Lavalin Group, Inc.	1,097	40,044
Taisei Corp.	400	17,608
Vinci SA	175	15,271

		1,172,209

Electrical Equipment – 0.2%
ABB Ltd.	788	15,977
Acuity Brands, Inc.	140	18,203
AMETEK, Inc.	672	49,345
Eaton Corp. PLC	547	42,086
Emerson Electric Co.	688	46,454
Fuji Electric Co., Ltd.	400	12,611
Legrand SA	296	18,157
Mabuchi Motor Co., Ltd.	200	6,987
Melrose Industries PLC	9,810	22,160
Mitsubishi Electric Corp.	700	9,267
Nidec Corp.	100	13,382
nVent Electric PLC	481	12,035
OSRAM Licht AG	209	9,627
Prysmian SpA	537	9,847
Rockwell Automation, Inc.	235	40,970
Schneider Electric SE	198	14,432
Sensata Technologies Holding PLC(c)	858	39,691
Vestas Wind Systems A/S	152	11,362

		392,593

Industrial Conglomerates – 0.1%
3M Co.	284	59,049
CK Hutchison Holdings Ltd.	1,184	12,419
DCC PLC	173	13,071
General Electric Co.	1,596	11,970
Honeywell International, Inc.	378	55,472
Jardine Matheson Holdings Ltd.	200	13,232
Jardine Strategic Holdings Ltd.	300	11,580
Keihan Holdings Co., Ltd.	400	16,714
Keppel Corp., Ltd.	2,400	10,652
NWS Holdings Ltd.	5,257	11,083
Roper Technologies, Inc.	184	54,757
Seibu Holdings, Inc.	600	11,100
Sembcorp Industries Ltd.	4,900	9,367

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Siemens AG	118	$13,732
Smiths Group PLC	1,381	24,579
Toshiba Corp.(c)	200	6,206

		334,983

Machinery – 0.5%
AGCO Corp.	496	29,601
Alfa Laval AB	849	18,316
Alstom SA	518	22,744
Amada Holdings Co., Ltd.	900	9,807
ANDRITZ AG	354	17,095
Atlas Copco AB – Class A	436	10,728
Atlas Copco AB – Class B SHS	520	11,802
Caterpillar, Inc.	323	43,821
CNH Industrial NV	1,193	11,691
Cummins, Inc.	221	33,384
Deere & Co.	289	44,760
Dover Corp.	428	36,333
FANUC Corp.	100	17,199
Flowserve Corp.	599	29,058
Fortive Corp.	674	51,271
GEA Group AG	378	10,240
Hino Motors Ltd.	900	9,213
Hitachi Construction Machinery Co., Ltd.	400	11,129
Hoshizaki Corp.	100	7,752
IHI Corp.	200	6,104
Illinois Tool Works, Inc.	349	48,529
IMI PLC	1,187	14,797
Ingersoll-Rand PLC	469	48,551
JTEKT Corp.	700	8,928
Kawasaki Heavy Industries Ltd.	300	6,996
Komatsu Ltd.	400	10,865
Kone Oyj – Class B	326	16,171
Kubota Corp.	700	11,978
Kurita Water Industries Ltd.	400	10,753
Makita Corp.	300	11,815
MAN SE	62	6,339
Metso Oyj	392	11,219
Middleby Corp. (The)(c)	251	30,318
MINEBEA MITSUMI, Inc.	500	8,161
MISUMI Group, Inc.	500	11,398
Mitsubishi Heavy Industries Ltd.	300	11,420
Nabtesco Corp.	400	11,099
NGK Insulators Ltd.	600	8,919
NSK Ltd.	600	5,655
PACCAR, Inc.	502	31,234
Parker-Hannifin Corp.	211	36,301
Pentair PLC	481	20,539

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sandvik AB	907	$13,470
Schindler Holding AG	78	15,646
Schindler Holding AG (REG)	81	15,394
SKF AB – Class B	706	11,172
Snap-on, Inc.	233	38,734
Stanley Black & Decker, Inc.	329	43,050
Sumitomo Heavy Industries Ltd.	400	13,333
THK Co., Ltd.	400	9,219
Volvo AB – Class B	910	12,698
WABCO Holdings, Inc.(c)	273	33,156
Wabtec Corp./DE	449	42,475
Wartsila Oyj Abp	732	11,943
Weir Group PLC (The)	503	9,499
Xylem, Inc./NY	796	58,092
Yangzijiang Shipbuilding Holdings Ltd.	12,600	11,475
Zardoya Otis SA	1,731	12,361

		1,165,750

Marine – 0.0%
AP Moller – Maersk A/S – Class A	10	13,261
AP Moller – Maersk A/S – Class B	9	12,930
Mitsui OSK Lines Ltd.	300	7,060
Nippon Yusen KK	500	8,501

		41,752

Professional Services – 0.2%
Adecco Group AG	233	11,559
Bureau Veritas SA	963	21,318
Capita PLC(c)	1,612	2,132
CoStar Group, Inc.(c)	287	106,015
Dun & Bradstreet Corp. (The)	311	44,641
Equifax, Inc.	383	39,323
Experian PLC	1,125	27,445
Intertek Group PLC	254	15,255
ManpowerGroup, Inc.	340	27,601
Nielsen Holdings PLC	827	22,470
Randstad NV	258	12,600
Recruit Holdings Co., Ltd.	600	16,555
RELX PLC(c)	1,139	23,713
RELX PLC (London)	1,122	23,422
Robert Half International, Inc.	701	43,343
SEEK Ltd.	867	11,764
SGS SA	10	23,723
Verisk Analytics, Inc. – Class A(c)	637	78,555
Wolters Kluwer NV	490	29,623

		581,057

Road & Rail – 0.3%
AMERCO	94	32,566
Aurizon Holdings Ltd.	2,894	8,936

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Canadian National Railway Co.	661	$56,794
Canadian Pacific Railway Ltd.	280	59,220
Central Japan Railway Co.	84	17,297
ComfortDelGro Corp., Ltd.	6,300	9,676
CSX Corp.	526	38,203
DSV A/S	295	22,593
East Japan Railway Co.	200	18,195
Garrett Motion, Inc.(c)(d)	37	425
Hankyu Hanshin Holdings, Inc.	300	10,198
JB Hunt Transport Services, Inc.	438	46,586
Kansas City Southern	333	34,316
Keikyu Corp.	500	7,985
Keio Corp.	200	11,079
Keisei Electric Railway Co., Ltd.	400	12,979
Kintetsu Group Holdings Co., Ltd.	300	12,517
MTR Corp., Ltd.	3,000	15,593
Nagoya Railroad Co., Ltd.	400	10,031
Nippon Express Co., Ltd.	200	12,071
Norfolk Southern Corp.	311	53,100
Odakyu Electric Railway Co., Ltd.	600	13,464
Tobu Railway Co., Ltd.	400	11,471
Tokyu Corp.	1,000	17,427
Union Pacific Corp.	324	49,825
West Japan Railway Co.	218	15,217

		597,764

Trading Companies & Distributors – 0.2%
Ashtead Group PLC	560	12,627
Brenntag AG	322	14,936
Bunzl PLC	677	20,913
Fastenal Co.	755	44,741
Ferguson PLC	296	19,016
Finning International, Inc.	1,846	38,361
ITOCHU Corp.	1,000	17,800
Marubeni Corp.	2,200	16,440
Mitsubishi Corp.	600	16,216
Mitsui & Co., Ltd.	1,100	17,237
Rexel SA	970	11,652
Sumitomo Corp.	1,000	15,385
Toyota Tsusho Corp.	400	13,829
Travis Perkins PLC	782	11,023
United Rentals, Inc.(c)	195	22,840
WW Grainger, Inc.	196	61,552

		354,568

Transportation Infrastructure – 0.1%
Aena SME SA(b)	131	20,841
Aeroports de Paris	132	25,678

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Atlantia SpA	613	$12,593
Auckland International Airport Ltd.	2,334	11,577
Fraport AG Frankfurt Airport Services Worldwide	264	19,493
Getlink SE	1,705	22,161
Hutchison Port Holdings Trust	27,300	7,122
Japan Airport Terminal Co., Ltd.	300	11,688
Kamigumi Co., Ltd.	500	11,258
Macquarie Infrastructure Corp.	570	23,769
Mitsubishi Logistics Corp.	500	12,364
SATS Ltd.	2,900	10,152
Sydney Airport	2,782	13,863
Transurban Group	1,991	16,612

		219,171

		6,928,719

Consumer Staples – 2.7%
Beverages – 0.5%
Anheuser-Busch InBev SA/NV	336	25,815
Asahi Group Holdings Ltd.	900	37,803
Brown-Forman Corp. – Class B	1,553	74,109
Carlsberg A/S – Class B	434	48,128
Coca-Cola Amatil Ltd.	5,133	32,420
Coca-Cola Bottlers Japan Holdings, Inc.	1,200	34,495
Coca-Cola Co. (The)	2,349	118,390
Coca-Cola European Partners PLC(c)	1,012	48,787
Coca-Cola HBC AG(c)	1,304	39,006
Constellation Brands, Inc. – Class A	321	62,839
Diageo PLC	1,525	55,073
Heineken Holding NV	450	39,839
Heineken NV	502	46,025
Keurig Dr Pepper, Inc.	924	24,948
Kirin Holdings Co., Ltd.	1,800	42,426
Molson Coors Brewing Co. – Class B	775	50,972
Monster Beverage Corp.(c)	1,264	75,435
PepsiCo, Inc.	845	103,039
Pernod Ricard SA	347	55,473
Remy Cointreau SA	337	39,029
Suntory Beverage & Food Ltd.	800	33,643
Treasury Wine Estates Ltd.	645	6,695

		1,094,389

Food & Staples Retailing – 0.7%
Aeon Co., Ltd.	2,800	67,266
Alimentation Couche-Tard, Inc. – Class B	1,687	88,537
Carrefour SA	1,249	22,514
Casino Guichard Perrachon SA	448	20,292
Coles Group Ltd.(c)	1,156	9,894

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Colruyt SA	915	$58,459
Costco Wholesale Corp.	505	116,796
Distribuidora Internacional de Alimentacion SA	6,300	4,726
Empire Co., Ltd. – Class A	3,731	70,680
FamilyMart UNY Holdings Co., Ltd.	600	85,166
George Weston Ltd.	1,283	92,769
ICA Gruppen AB	1,334	48,458
J Sainsbury PLC	10,711	41,739
Jeronimo Martins SGPS SA	2,095	25,021
Koninklijke Ahold Delhaize NV	1,925	49,608
Kroger Co. (The)	1,741	51,638
Lawson, Inc.	700	45,880
Loblaw Cos., Ltd.	1,937	89,353
METRO AG	963	14,834
Metro, Inc.	3,499	120,614
Rite Aid Corp.(c)(d)	1,822	2,023
Seven & i Holdings Co., Ltd.	900	39,273
Sundrug Co., Ltd.	900	30,441
Sysco Corp.	1,355	91,327
Tesco PLC	14,259	35,993
Tsuruha Holdings, Inc.	300	29,688
Walgreens Boots Alliance, Inc.	793	67,143
Walmart, Inc.	1,159	113,176
Wm Morrison Supermarkets PLC	13,410	40,727
Woolworths Group Ltd.	2,044	43,332

		1,617,367

Food Products – 0.9%
Ajinomoto Co., Inc.	1,500	26,022
Archer-Daniels-Midland Co.	1,514	69,674
Aryzta AG(c)	6,292	8,429
Associated British Foods PLC	933	28,889
Barry Callebaut AG	33	56,020
Bunge Ltd.	891	50,849
Calbee, Inc.	900	29,929
Campbell Soup Co.(d)	1,279	50,137
Chocoladefabriken Lindt & Spruengli AG	9	61,409
Chocoladefabriken Lindt & Spruengli AG (REG)	1	80,376
Conagra Brands, Inc.	1,969	63,677
Danone SA	580	43,306
General Mills, Inc.	1,305	55,215
Golden Agri-Resources Ltd.	132,000	23,557
Hershey Co. (The)	758	82,091
Hormel Foods Corp.(d)	1,930	87,024
Ingredion, Inc.	628	65,601
JM Smucker Co. (The)	614	64,169
Kellogg Co.	1,053	67,023
Kerry Group PLC – Class A	503	51,962

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kikkoman Corp.	1,200	$70,246
Kraft Heinz Co. (The)	886	45,292
Marine Harvest ASA	1,945	45,662
McCormick & Co., Inc./MD	900	135,000
MEIJI Holdings Co., Ltd.	400	31,534
Mondelez International, Inc. – Class A	1,174	52,807
Nestle SA	608	51,870
NH Foods Ltd.	500	18,583
Nisshin Seifun Group, Inc.	2,500	52,707
Nissin Foods Holdings Co., Ltd.	600	38,888
Orkla ASA	3,826	31,687
Saputo, Inc.	2,289	71,135
Tate & Lyle PLC	4,685	42,941
Toyo Suisan Kaisha Ltd.	900	30,935
Tyson Foods, Inc. – Class A	1,060	62,487
WH Group Ltd.(b)	40,500	29,570
Wilmar International Ltd.	13,700	30,406
Yakult Honsha Co., Ltd.	500	37,815
Yamazaki Baking Co., Ltd.	1,800	37,936

		1,982,860

Household Products – 0.3%
Church & Dwight Co., Inc.	1,639	108,485
Clorox Co. (The)	669	110,800
Colgate-Palmolive Co.	1,207	76,669
Edgewell Personal Care Co.(c)	667	27,881
Essity AB – Class B	1,288	33,058
Henkel AG & Co. KGaA	338	35,030
Henkel AG & Co. KGaA (Preference Shares)	356	41,262
Kimberly-Clark Corp.	706	81,451
Lion Corp.	1,800	35,564
Procter & Gamble Co. (The)	1,192	112,656
Reckitt Benckiser Group PLC	499	41,537
Spectrum Brands Holdings, Inc.	551	27,208
Unicharm Corp.	1,300	40,711

		772,312

Personal Products – 0.2%
Beiersdorf AG	471	50,561
Coty, Inc. – Class A	2,104	17,547
Estee Lauder Cos., Inc. (The) – Class A	855	121,974
Kao Corp.	500	36,884
Kose Corp.	300	44,879
L’Oreal SA	228	53,800
Pola Orbis Holdings, Inc.	1,400	39,580
Shiseido Co., Ltd.	900	57,334
Unilever NV	860	47,725
Unilever PLC	811	43,952

		514,236

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 0.1%
Altria Group, Inc.	1,060	$58,120
British American Tobacco PLC	579	20,272
British American Tobacco PLC (Sponsored ADR)	643	22,421
Imperial Brands PLC	987	30,424
Japan Tobacco, Inc.	1,099	27,332
Philip Morris International, Inc.	715	61,869
Swedish Match AB	1,345	52,566

		273,004

		6,254,168

Consumer Discretionary – 2.2%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	300	11,885
Aptiv PLC	302	21,714
Autoliv, Inc.(d)	287	24,656
BorgWarner, Inc.	633	25,054
Bridgestone Corp.	500	20,330
Cie Generale des Etablissements Michelin SCA – Class B	199	20,853
Continental AG	107	16,169
Delphi Technologies PLC	100	1,709
Denso Corp.	400	18,545
Goodyear Tire & Rubber Co. (The)	816	18,899
Koito Manufacturing Co., Ltd.	300	16,170
Lear Corp.	199	27,114
Linamar Corp.	630	22,840
Magna International, Inc. – Class A	729	36,383
NGK Spark Plug Co., Ltd.	700	14,409
NOK Corp.	700	10,584
Nokian Renkaat Oyj	578	18,549
Schaeffler AG (Preference Shares)	1,288	11,145
Stanley Electric Co., Ltd.	500	14,596
Sumitomo Electric Industries Ltd.	900	12,667
Sumitomo Rubber Industries Ltd.	800	10,703
Toyoda Gosei Co., Ltd.	600	11,607
Toyota Industries Corp.	300	15,448
Valeo SA	282	8,047
Veoneer, Inc.(c)(d)	287	9,256
Yokohama Rubber Co., Ltd. (The)	700	14,680

		434,012

Automobiles – 0.2%
Bayerische Motoren Werke AG	252	20,693
Bayerische Motoren Werke AG (Preference Shares)	288	21,002
Daimler AG	349	19,732

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ferrari NV	303	$33,261
Fiat Chrysler Automobiles NV(c)	1,290	21,422
Ford Motor Co.	2,754	25,915
General Motors Co.	869	32,979
Harley-Davidson, Inc.	457	19,327
Honda Motor Co., Ltd.	700	19,748
Isuzu Motors Ltd.	1,200	17,104
Mazda Motor Corp.	1,000	10,704
Mitsubishi Motors Corp.	2,200	13,544
Nissan Motor Co., Ltd.	2,100	18,414
Peugeot SA	996	21,914
Porsche Automobil Holding SE (Preference Shares)	377	24,227
Renault SA	203	14,289
Subaru Corp.	400	8,907
Suzuki Motor Corp.	300	14,968
Tesla, Inc.(c)	54	18,926
Toyota Motor Corp.	300	18,135
Volkswagen AG	151	25,113
Volkswagen AG (Preference Shares)	138	23,422
Yamaha Motor Co., Ltd.	600	12,373

		456,119

Distributors – 0.0%
Genuine Parts Co.	435	45,114
Jardine Cycle & Carriage Ltd.	400	10,296
LKQ Corp.(c)	877	24,416

		79,826

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	400	11,882
H&R Block, Inc.	830	22,418

		34,300

Hotels, Restaurants & Leisure – 0.5%
Accor SA	515	22,876
Aramark	1,174	44,682
Aristocrat Leisure Ltd.	960	16,687
Carnival Corp.	557	33,582
Carnival PLC	409	23,873
Chipotle Mexican Grill, Inc. – Class A(c)	57	26,973
Compass Group PLC	1,758	37,700
Crown Resorts Ltd.	1,793	15,397
Darden Restaurants, Inc.	368	40,679
Domino’s Pizza Enterprises Ltd.	317	10,695
Domino’s Pizza, Inc.	151	41,875
Flight Centre Travel Group Ltd.	539	19,313
Galaxy Entertainment Group Ltd.	3,000	18,562
Genting Singapore Ltd.	17,400	12,355

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hilton Worldwide Holdings, Inc.	532	$40,187
InterContinental Hotels Group PLC	495	26,598
Las Vegas Sands Corp.	477	26,206
Marriott International, Inc./MD – Class A	350	40,260
McDonald’s Corp.	324	61,077
McDonald’s Holdings Co. Japan Ltd.	400	17,947
Melco Resorts & Entertainment Ltd. (ADR)	460	8,312
Merlin Entertainments PLC(b)	4,383	18,815
MGM China Holdings Ltd.	6,400	11,008
MGM Resorts International	769	20,732
Norwegian Cruise Line Holdings Ltd.(c)	485	24,890
Oriental Land Co., Ltd./Japan	300	29,925
Paddy Power Betfair PLC	223	20,020
Restaurant Brands International, Inc.	668	38,979
Royal Caribbean Cruises Ltd.	277	31,320
Sands China Ltd.	3,600	15,699
Shangri-La Asia Ltd.	10,000	14,255
SJM Holdings Ltd.	16,000	14,514
Sodexo SA	224	23,182
Starbucks Corp.	666	44,436
Tabcorp Holdings Ltd.	8,286	26,074
TUI AG	1,641	23,442
Whitbread PLC	504	29,581
William Hill PLC	6,112	12,644
Wyndham Destinations, Inc.	277	11,487
Wyndham Hotels & Resorts, Inc.	277	13,886
Wynn Macau Ltd.	6,800	15,590
Wynn Resorts Ltd.	179	19,583
Yum! Brands, Inc.	630	58,099

		1,103,997

Household Durables – 0.3%
Auto Trader Group PLC(b)	4,579	25,659
Barratt Developments PLC	2,559	15,131
Berkeley Group Holdings PLC	550	22,668
Casio Computer Co., Ltd.	900	12,581
DR Horton, Inc.	836	31,116
Electrolux AB – Class B	748	17,025
Garmin Ltd.	605	40,329
Husqvarna AB – Class B	2,521	19,887
Iida Group Holdings Co., Ltd.	900	15,919
Leggett & Platt, Inc.	679	26,305
Lennar Corp. – Class A	555	23,715
Lennar Corp. – Class B	11	380
Mohawk Industries, Inc.(c)	156	19,977
Newell Brands, Inc.	610	14,274
Nikon Corp.	1,200	18,862
Panasonic Corp.	1,400	14,446

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Persimmon PLC	763	$18,545
PulteGroup, Inc.	1,261	33,442
Rinnai Corp.	200	14,352
SEB SA	162	23,258
Sekisui Chemical Co., Ltd.	800	13,016
Sekisui House Ltd.	1,100	16,603
Sharp Corp./Japan	200	2,984
Sony Corp.	500	26,422
Taylor Wimpey PLC	9,372	16,075
Techtronic Industries Co., Ltd.	3,500	18,981
Toll Brothers, Inc.	690	22,749
Whirlpool Corp.	167	21,064

		545,765

Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.(c)	29	49,015
Booking Holdings, Inc.(c)	17	32,162
eBay, Inc.(c)	1,712	51,103
Expedia Group, Inc.	215	25,970
MercadoLibre, Inc.	134	47,164
Qurate Retail, Inc.(c)	1,207	26,820
Rakuten, Inc.	1,299	10,471
Zalando SE(b)(c)	491	15,293
ZOZO, Inc.	600	13,370

		271,368

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	400	16,831
Hasbro, Inc.	367	33,397
Mattel, Inc.(c)	1,058	14,706
Polaris Industries, Inc.	248	24,056
Sankyo Co., Ltd.	400	16,023
Sega Sammy Holdings, Inc.	1,100	15,547
Shimano, Inc.	100	14,645
Yamaha Corp.	400	17,247

		152,452

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	300	33,496
Dollar General Corp.	382	42,398
Dollar Tree, Inc.(c)	304	26,378
Dollarama, Inc.	1,356	35,843
Don Quijote Holdings Co., Ltd.	400	24,205
Harvey Norman Holdings Ltd.	3,556	8,233
Isetan Mitsukoshi Holdings Ltd.	1,500	17,394
J Front Retailing Co., Ltd.	1,000	13,689
Kohl’s Corp.	485	32,577
Macy’s, Inc.	699	23,920
Marks & Spencer Group PLC	4,897	18,300

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Marui Group Co., Ltd.	900	$19,450
Next PLC	400	24,976
Nordstrom, Inc.	496	26,224
Ryohin Keikaku Co., Ltd.	100	26,997
Takashimaya Co., Ltd.	1,000	14,556
Target Corp.	562	39,880
Wesfarmers Ltd.	1,156	26,772

		455,288

Specialty Retail – 0.3%
ABC-Mart, Inc.	300	16,882
Advance Auto Parts, Inc.	173	30,744
AutoNation, Inc.(c)	587	21,795
AutoZone, Inc.(c)	47	38,026
Bed Bath & Beyond, Inc.	660	8,501
Best Buy Co., Inc.	397	25,642
CarMax, Inc.(c)	276	18,235
CECONOMY AG	963	4,510
Dick’s Sporting Goods, Inc.	553	19,897
Dixons Carphone PLC	4,868	10,073
Dufry AG(c)	127	13,517
Foot Locker, Inc.	407	22,955
Gap, Inc. (The)	852	23,251
Hennes & Mauritz AB – Class B	936	17,250
Hikari Tsushin, Inc.	100	15,975
Home Depot, Inc. (The)	245	44,179
Industria de Diseno Textil SA	757	23,266
Kingfisher PLC	6,282	20,009
L Brands, Inc.	409	13,542
Lowe’s Cos., Inc.	362	34,162
Nitori Holdings Co., Ltd.	100	13,410
O’Reilly Automotive, Inc.(c)	119	41,267
Ross Stores, Inc.	451	39,508
Shimamura Co., Ltd.	100	8,511
Signet Jewelers Ltd.	287	15,125
Tiffany & Co.	315	28,665
TJX Cos., Inc. (The)	1,056	51,586
Tractor Supply Co.	570	54,224
Ulta Salon Cosmetics & Fragrance, Inc.(c)	91	27,099
USS Co., Ltd.	700	12,430
Yamada Denki Co., Ltd.	3,500	16,931

		731,167

Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	138	30,562
Asics Corp.	900	13,012
Burberry Group PLC	981	22,224
Christian Dior SE	102	37,917

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cie Financiere Richemont SA	285	$18,519
Gildan Activewear, Inc.	1,287	42,282
Hanesbrands, Inc.	1,331	21,176
Hermes International	67	36,275
HUGO BOSS AG	261	18,086
Kering SA	75	32,646
Li & Fung Ltd.	38,000	7,797
Lululemon Athletica, Inc.(c)	362	47,983
Luxottica Group SpA	509	29,745
LVMH Moet Hennessy Louis Vuitton SE	90	25,761
Michael Kors Holdings Ltd.(c)	474	20,738
NIKE, Inc. – Class B	676	50,781
Pandora A/S	240	12,964
Puma SE	6	3,009
PVH Corp.	229	25,307
Ralph Lauren Corp.	379	42,221
Swatch Group AG (The)	56	16,646
Swatch Group AG (The) (REG)	301	17,644
Tapestry, Inc.	597	23,241
Under Armour, Inc. – Class A(c)(d)	1,122	26,793
Under Armour, Inc. – Class C(c)	1,242	27,734
VF Corp.	576	46,823
Yue Yuen Industrial Holdings Ltd.	3,500	10,199

		708,085

		4,972,379

Materials – 2.1%
Chemicals – 1.2%
Air Liquide SA	407	49,257
Air Products & Chemicals, Inc.	522	83,974
Air Water, Inc.	1,200	19,441
Akzo Nobel NV	460	38,654
Albemarle Corp.	546	52,591
Arkema SA	294	27,906
Asahi Kasei Corp.	3,000	32,929
Axalta Coating Systems Ltd.(c)	2,149	53,789
BASF SE	444	32,468
Celanese Corp. – Class A	722	72,871
CF Industries Holdings, Inc.	1,192	50,290
Chr Hansen Holding A/S	469	42,380
Covestro AG(b)	458	26,529
Croda International PLC	648	40,385
Daicel Corp.	1,800	20,175
DowDuPont, Inc.	2,104	121,716
Eastman Chemical Co.	794	62,583
Ecolab, Inc.	833	133,688
EMS-Chemie Holding AG	47	25,303

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Evonik Industries AG	1,232	$33,273
FMC Corp.	742	61,393
FUCHS PETROLUB SE (Preference Shares)	915	37,938
Givaudan SA	25	61,724
Hitachi Chemical Co., Ltd.	800	12,678
Incitec Pivot Ltd.	7,237	19,971
International Flavors & Fragrances, Inc.	533	75,489
Johnson Matthey PLC	1,127	42,202
JSR Corp.	1,300	20,869
K&S AG	1,009	17,786
Kaneka Corp.	600	22,497
Kansai Paint Co., Ltd.	1,000	18,775
Koninklijke DSM NV	642	57,010
Kuraray Co., Ltd.	1,400	21,788
LANXESS AG	442	24,359
Linde AG	192	41,593
Linde PLC	436	69,346
LyondellBasell Industries NV – Class A	645	60,185
Methanex Corp.	1,103	61,117
Mitsubishi Chemical Holdings Corp.	3,200	26,251
Mitsubishi Gas Chemical Co., Inc.	1,100	18,116
Mitsui Chemicals, Inc.	800	20,364
Mosaic Co. (The)	2,007	72,252
Nippon Paint Holdings Co., Ltd.	600	21,367
Nissan Chemical Corp.	600	32,606
Nitto Denko Corp.	300	16,435
Novozymes A/S – Class B	559	26,055
Nutrien Ltd.	3,184	164,011
Orica Ltd.	1,553	19,932
PPG Industries, Inc.	660	72,158
Sherwin-Williams Co. (The)	231	97,960
Shin-Etsu Chemical Co., Ltd.	300	26,790
Sika AG	360	44,673
Solvay SA	330	35,749
Sumitomo Chemical Co., Ltd.	4,000	21,775
Symrise AG	710	57,558
Taiyo Nippon Sanso Corp.	2,100	35,494
Teijin Ltd.	1,100	19,016
Toray Industries, Inc.	2,500	19,639
Umicore SA	1,130	48,975
WR Grace & Co.	870	55,541
Yara International ASA	866	34,886

		2,734,525

Construction Materials – 0.1%
Boral Ltd.	4,494	16,848
CRH PLC	1,075	29,571
Fletcher Building Ltd.(c)	6,320	20,714

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

HeidelbergCement AG	356	$23,718
Imerys SA	563	30,306
James Hardie Industries PLC	1,450	17,035
LafargeHolcim Ltd.(c)	595	26,731
Martin Marietta Materials, Inc.	237	45,194
Taiheiyo Cement Corp.	700	23,714
Vulcan Materials Co.	393	41,544

		275,375

Containers & Packaging – 0.3%
Amcor Ltd./Australia	2,606	25,633
Avery Dennison Corp.	978	94,279
Ball Corp.	1,802	88,496
CCL Industries, Inc. – Class B	1,790	74,246
Crown Holdings, Inc.(c)	1,332	68,305
International Paper Co.	1,270	58,661
Packaging Corp. of America	678	66,322
Sealed Air Corp.	1,509	55,124
Toyo Seikan Group Holdings Ltd.	2,000	45,566
WestRock Co.	1,050	49,466

		626,098

Metals & Mining – 0.4%
Agnico Eagle Mines Ltd.	888	31,232
Alumina Ltd.	11,360	18,613
Anglo American PLC	1,415	28,505
Antofagasta PLC	2,036	20,893
ArcelorMittal	987	22,573
Barrick Gold Corp.	2,364	30,123
BHP Billiton Ltd.	1,146	25,463
BHP Group PLC	1,449	27,901
Boliden AB	977	21,933
Eldorado Gold Corp.(c)	7,136	4,082
First Quantum Minerals Ltd.	3,202	29,402
Fortescue Metals Group Ltd.	2,635	7,738
Franco-Nevada Corp.	739	51,171
Freeport-McMoRan, Inc.	2,604	31,092
Fresnillo PLC	1,276	12,283
Glencore PLC(c)	5,705	21,267
Goldcorp, Inc.	3,213	29,793
Hitachi Metals Ltd.	1,600	18,047
JFE Holdings, Inc.	1,300	22,900
Kinross Gold Corp.(c)	6,730	18,235
Kobe Steel Ltd.	2,300	18,975
Maruichi Steel Tube Ltd.	700	20,789
Mitsubishi Materials Corp.	800	22,494
Newcrest Mining Ltd.	981	14,884
Newmont Mining Corp.	1,386	44,823

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nippon Steel & Sumitomo Metal Corp.	1,200	$21,988
Norsk Hydro ASA	4,362	20,612
Nucor Corp.	910	54,973
Randgold Resources Ltd.	312	24,948
Rio Tinto Ltd.	439	23,643
Rio Tinto PLC	669	30,575
South32 Ltd.	7,874	17,793
Sumitomo Metal Mining Co., Ltd.	1,000	29,162
Teck Resources Ltd. – Class B	2,652	53,713
thyssenkrupp AG	1,007	18,919
Turquoise Hill Resources Ltd.(c)	6,412	11,486
voestalpine AG	636	21,204
Wheaton Precious Metals Corp.	1,870	29,359
Yamana Gold, Inc.	7,199	15,009

		968,595

Paper & Forest Products – 0.1%
Mondi PLC	1,889	41,365
Oji Holdings Corp.	5,000	29,231
Stora Enso Oyj – Class R	2,477	31,664
Svenska Cellulosa AB SCA – Class B	1,288	10,383
UPM-Kymmene Oyj	1,348	36,005
West Fraser Timber Co., Ltd.	1,065	55,589

		204,237

		4,808,830

Utilities – 2.0%
Electric Utilities – 1.0%
Alliant Energy Corp.	1,649	74,848
American Electric Power Co., Inc.	1,054	81,938
AusNet Services	25,318	28,662
Chubu Electric Power Co., Inc.	2,200	33,033
Chugoku Electric Power Co., Inc. (The)	2,700	34,121
CK Infrastructure Holdings Ltd.	4,000	30,452
CLP Holdings Ltd.	5,000	55,196
Contact Energy Ltd.	9,286	37,513
Duke Energy Corp.	865	76,613
Edison International	797	44,090
EDP – Energias de Portugal SA	18,050	63,081
Electricite de France SA	3,570	58,902
Emera, Inc.	2,500	83,920
Endesa SA	3,408	76,140
Enel SpA	10,639	57,877
Entergy Corp.	880	76,613
Evergy, Inc.	973	57,767
Eversource Energy	1,141	77,976
Exelon Corp.	1,491	69,168
FirstEnergy Corp.	1,915	72,444

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fortis, Inc./Canada	2,662	$92,463
Fortum Oyj	4,004	83,610
HK Electric Investments & HK Electric Investments Ltd. – Class SS(b)	35,797	34,315
Hokuriku Electric Power Co.(c)	3,500	31,189
Hydro One Ltd.(b)	3,582	53,003
Iberdrola SA	7,536	56,376
Kansai Electric Power Co., Inc. (The)	1,900	28,525
Kyushu Electric Power Co., Inc.	2,000	23,490
Mercury NZ Ltd.	14,799	36,154
NextEra Energy, Inc.	539	97,942
OGE Energy Corp.	1,973	78,170
Orsted A/S(b)	1,497	97,600
PG&E Corp.(c)	922	24,322
Pinnacle West Capital Corp.	753	67,288
Power Assets Holdings Ltd.	5,500	37,321
PPL Corp.	1,790	54,756
Red Electrica Corp. SA	3,748	80,901
Southern Co. (The)	1,397	66,120
SSE PLC	3,489	48,914
Terna Rete Elettrica Nazionale SpA	13,636	76,425
Tohoku Electric Power Co., Inc.	2,300	30,107
Tokyo Electric Power Co. Holdings, Inc.(c)	6,500	39,519
Xcel Energy, Inc.	1,190	62,416

		2,491,280

Gas Utilities – 0.2%
AltaGas Ltd.	3,076	33,454
APA Group	5,017	32,371
Atmos Energy Corp.	860	82,276
Hong Kong & China Gas Co., Ltd.	33,380	67,399
Naturgy Energy Group SA	2,625	65,031
Osaka Gas Co., Ltd.	2,000	36,507
Toho Gas Co., Ltd.	800	32,427
Tokyo Gas Co., Ltd.	1,200	30,944
UGI Corp.	1,317	75,662

		456,071

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	4,046	62,672
Electric Power Development Co., Ltd.	1,303	33,568
Meridian Energy Ltd.	16,289	37,062

		133,302

Multi-Utilities – 0.6%
AGL Energy Ltd.	1,749	24,131
Ameren Corp.	1,162	79,737
Atco Ltd./Canada – Class I	1,665	50,916

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Canadian Utilities Ltd. – Class A	2,932	$69,116
CenterPoint Energy, Inc.	2,121	59,409
Centrica PLC	23,244	40,948
CMS Energy Corp.	1,535	79,958
Consolidated Edison, Inc.	866	69,583
Dominion Energy, Inc.	792	59,004
DTE Energy Co.	687	82,261
E.ON SE	6,694	68,426
Engie SA	3,398	47,897
Innogy SE(b)	2,098	96,061
National Grid PLC	4,604	49,148
NiSource, Inc.	2,608	68,903
Public Service Enterprise Group, Inc.	1,187	66,353
RWE AG	2,734	59,281
SCANA Corp.	783	36,535
Sempra Energy	547	63,025
Suez	3,280	48,868
United Utilities Group PLC	6,181	60,112
Veolia Environnement SA	2,624	55,914
WEC Energy Group, Inc.	1,055	76,466

		1,412,052

Water Utilities – 0.1%
American Water Works Co., Inc.	869	82,911
Severn Trent PLC	2,353	55,049

		137,960

		4,630,665

Energy – 1.9%
Energy Equipment & Services – 0.1%
Apergy Corp.(c)	214	7,336
Baker Hughes a GE Co. – Class A	758	17,297
Core Laboratories NV(d)	280	23,271
Halliburton Co.	747	23,478
Helmerich & Payne, Inc.	490	29,694
National Oilwell Varco, Inc.	851	27,326
Petrofac Ltd.	6,919	45,052
Saipem SpA(c)	858	3,767
Schlumberger Ltd.	606	27,331
TechnipFMC PLC	994	22,951
Tenaris SA	3,797	45,989
Weatherford International PLC(c)(d)	2,627	1,503

		274,995

Oil, Gas & Consumable Fuels – 1.8%
Anadarko Petroleum Corp.	586	30,999
Antero Resources Corp.(c)	1,271	16,688
Apache Corp.	607	21,324
ARC Resources Ltd.	2,540	17,397

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

BP PLC	13,599	$90,440
Cabot Oil & Gas Corp.	1,013	25,487
Caltex Australia Ltd.	2,288	46,170
Cameco Corp.	2,728	32,379
Canadian Natural Resources Ltd.	1,035	26,010
Cenovus Energy, Inc.	2,621	19,372
Cheniere Energy, Inc.(c)	609	37,222
Chevron Corp.	461	54,831
China Petroleum & Chemical Corp. – Class H	470,000	402,321
China Shenhua Energy Co., Ltd. – Class H	199,000	445,767
Cimarex Energy Co.	268	21,971
Concho Resources, Inc.(c)	241	31,412
ConocoPhillips	716	47,385
Continental Resources, Inc./OK(c)	603	27,569
Crescent Point Energy Corp.	2,365	7,013
Devon Energy Corp.	669	18,083
Diamondback Energy, Inc.	286	31,569
Enagas SA	3,496	96,198
Enbridge, Inc.	1,314	43,179
Encana Corp.	2,016	13,580
Eni SpA	4,936	79,644
EOG Resources, Inc.	364	37,605
EQT Corp.	539	10,085
Equinor ASA	4,590	107,520
Equitrans Midstream Corp.(c)	431	9,620
Exxon Mobil Corp.	713	56,683
Galp Energia SGPS SA	4,711	77,544
Hess Corp.	565	30,448
HollyFrontier Corp.	1,019	63,657
Husky Energy, Inc.	3,080	38,249
Idemitsu Kosan Co., Ltd.	1,300	47,411
Imperial Oil Ltd.	1,534	45,686
Inpex Corp.	4,500	47,871
Inter Pipeline Ltd.	3,237	52,040
JXTG Holdings, Inc.	10,100	61,250
Keyera Corp.	1,731	37,912
Kinder Morgan, Inc./DE	1,880	32,092
Koninklijke Vopak NV	1,705	74,772
Lundin Petroleum AB	2,787	73,503
Marathon Oil Corp.	1,390	23,199
Marathon Petroleum Corp.	1,407	91,680
Murphy Oil Corp.	914	29,157
Neste Oyj	1,560	122,130
Newfield Exploration Co.(c)	746	12,645
Noble Energy, Inc.	924	21,936
Occidental Petroleum Corp.	693	48,697
Oil Search Ltd.	7,596	40,745

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

OMV AG	1,553	$78,658
ONEOK, Inc.	703	43,185
Origin Energy Ltd.(c)	6,206	29,542
Parsley Energy, Inc. – Class A(c)	749	15,077
Pembina Pipeline Corp.	2,130	71,820
Peyto Exploration & Development Corp.	1,639	12,509
Phillips 66	607	56,767
Pioneer Natural Resources Co.	178	26,299
PrairieSky Royalty Ltd.	1,883	25,737
Range Resources Corp.	940	13,677
Royal Dutch Shell PLC – Class A	3,106	94,106
Royal Dutch Shell PLC – Class B	3,120	95,544
Santos Ltd.	11,768	47,696
Seven Generations Energy Ltd.(c)	1,456	11,101
Showa Shell Sekiyu KK	4,200	65,175
Snam SpA	22,765	99,889
Southwestern Energy Co.(c)	2,381	11,476
Suncor Energy, Inc.	1,483	47,817
Targa Resources Corp.	621	27,715
TOTAL SA	1,632	90,771
Tourmaline Oil Corp.	1,532	21,216
TransCanada Corp.	1,444	59,177
Valero Energy Corp.	618	49,378
Vermilion Energy, Inc.	920	22,892
Williams Cos., Inc. (The)	1,051	26,611
Woodside Petroleum Ltd.	2,048	46,679

		4,168,661

		4,443,656

Communication Services – 1.5%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	2,772	86,597
BCE, Inc.	3,032	129,961
BT Group PLC	7,665	25,650
CenturyLink, Inc.	3,838	72,154
Deutsche Telekom AG	2,256	39,668
Elisa Oyj	1,116	44,808
Eurazeo SE	605	45,400
Frontier Communications Corp.(d)	2,474	8,832
HKT Trust & HKT Ltd. – Class SS	15,000	21,727
Iliad SA	138	18,646
Inmarsat PLC	3,662	19,126
Koninklijke KPN NV	12,242	36,316
Nippon Telegraph & Telephone Corp.	600	24,751
Orange SA	2,176	37,406
PCCW Ltd.	34,000	19,980
Proximus SADP	1,770	49,089

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Singapore Telecommunications Ltd.	7,300	$16,183
Spark New Zealand Ltd.	7,582	22,082
Swisscom AG	114	54,758
Telecom Italia SpA/Milano(c)	31,583	20,579
Telecom Italia SpA/Milano	39,625	22,335
Telefonica Deutschland Holding AG	7,772	31,539
Telefonica SA	3,229	29,049
Telenor ASA	2,325	45,100
Telia Co. AB	12,753	58,980
Telstra Corp., Ltd.	7,921	16,970
TELUS Corp.	3,342	119,956
TPG Telecom Ltd.	4,421	23,296
United Internet AG	623	28,187
Verizon Communications, Inc.	1,696	102,269
Vocus Group Ltd.(c)	10,099	24,836
Zayo Group Holdings, Inc.(c)	1,513	39,822

		1,336,052

Entertainment – 0.2%
Activision Blizzard, Inc.	841	41,949
DeNA Co., Ltd.	600	11,152
Electronic Arts, Inc.(c)	495	41,615
Konami Holdings Corp.	400	17,930
Netflix, Inc.(c)	129	36,911
Nexon Co., Ltd.(c)	2,200	26,157
Nintendo Co., Ltd.	100	30,414
Toho Co., Ltd./Tokyo	500	17,422
Twenty-First Century Fox, Inc. – Class A	1,016	50,261
Twenty-First Century Fox, Inc. – Class B	1,020	50,011
Viacom, Inc. – Class B	642	19,812
Vivendi SA	1,098	27,387
Walt Disney Co. (The)	397	45,849

		416,870

Interactive Media & Services – 0.2%
Alphabet, Inc. – Class A(c)	78	86,553
Alphabet, Inc. – Class C(c)	76	83,177
Cars.com, Inc.(c)	283	7,321
Facebook, Inc. – Class A(c)	387	54,416
Kakaku.com, Inc.	1,400	28,243
LINE Corp.(c)	600	21,272
Mixi, Inc.	300	7,085
REA Group Ltd.	310	17,315
TripAdvisor, Inc.(c)	426	27,290
Twitter, Inc.(c)	1,866	58,686
Yahoo Japan Corp.	4,600	13,191
Zillow Group, Inc.(c)	848	30,994

		435,543

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 0.4%
ALTICE EUROPE NV – Class A(c)	704	$1,712
ALTICE EUROPE NV – Class B(c)	1,011	2,440
Altice USA, Inc. – Class A	714	12,629
Axel Springer SE	600	38,360
CBS Corp. – Class B	447	24,218
Charter Communications, Inc. – Class A(c)	83	27,324
Comcast Corp. – Class A	824	32,144
Dentsu, Inc.	300	13,359
Discovery, Inc. – Class A(c)(d)	1,012	31,089
Discovery, Inc. – Class C(c)	1,427	39,856
DISH Network Corp. – Class A(c)	282	9,238
Eutelsat Communications SA	1,132	24,196
Hakuhodo DY Holdings, Inc.	1,100	16,849
I-CABLE Communications Ltd.(c)	2,936	44
Interpublic Group of Cos., Inc. (The)	1,393	32,735
ITV PLC	7,799	14,474
JCDecaux SA	889	30,193
Lagardere SCA	819	23,164
Liberty Broadband Corp.(c)	346	29,358
Liberty Global PLC(c)	1,811	43,989
Liberty Global PLC – Class A(c)	813	20,187
Liberty Latin America Ltd. – Class C(c)	937	17,325
Liberty Media Corp. – Liberty SiriusXM – Class A(c)	944	37,562
Liberty Media Corp. – Liberty SiriusXM – Class C(c)	700	28,084
Modern Times Group MTG AB – Class B	65	2,205
News Corp. – Class A	2,510	32,580
Omnicom Group, Inc.	460	35,406
Pearson PLC	1,740	21,426
ProSiebenSat.1 Media SE	638	12,960
Publicis Groupe SA	351	20,849
RTL Group SA	319	19,097
Schibsted ASA	973	35,339
Schibsted ASA – Class B	1,054	35,293
SES SA	1,380	29,882
Shaw Communications, Inc. – Class B	2,404	45,252
Singapore Press Holdings Ltd.	6,100	11,774
Sirius XM Holdings, Inc.(d)	4,633	28,864
TEGNA, Inc.	850	11,296
Telenet Group Holding NV	522	25,872
WPP PLC	1,472	16,249

		934,873

Wireless Telecommunication Services – 0.1%
KDDI Corp.	800	18,797
Millicom International Cellular SA (SDR)	591	34,909

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NTT DOCOMO, Inc.	1,000	$23,200
Rogers Communications, Inc. – Class B	2,193	116,974
SoftBank Group Corp.	200	16,884
Sprint Corp.(c)	2,737	17,188
StarHub Ltd.	10,000	13,905
T-Mobile US, Inc.(c)	690	47,231
Tele2 AB – Class B	4,849	60,732
Vodafone Group PLC	17,886	38,645

		388,465

		3,511,803

Real Estate – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.0%
Alexandria Real Estate Equities, Inc.	370	46,065
American Tower Corp.	354	58,230
Ascendas Real Estate Investment Trust	9,200	17,272
AvalonBay Communities, Inc.	234	44,593
Boston Properties, Inc.	360	47,232
British Land Co. PLC (The)	5,156	37,174
Brixmor Property Group, Inc.	1,101	18,167
Camden Property Trust	472	44,916
CapitaLand Commercial Trust	14,000	17,804
CapitaLand Mall Trust	12,000	19,716
Colony Capital, Inc.	3,138	19,330
Covivio	424	41,341
Crown Castle International Corp.	494	56,761
Daiwa House REIT Investment Corp.	6	13,618
Dexus	2,267	17,389
Digital Realty Trust, Inc.	378	43,485
Duke Realty Corp.	1,323	37,653
Equinix, Inc.	91	35,061
Equity Residential	641	45,671
Essex Property Trust, Inc.	185	48,564
Extra Space Storage, Inc.	489	46,934
Federal Realty Investment Trust	282	37,249
Gecina SA	296	41,443
Goodman Group	2,849	21,409
GPT Group (The)	4,611	17,814
H&R Real Estate Investment Trust	3,643	57,689
Hammerson PLC	5,647	27,883
HCP, Inc.	1,144	33,473
Host Hotels & Resorts, Inc.	1,706	32,414
ICADE	547	43,348
Intu Properties PLC	9,375	13,652
Iron Mountain, Inc.	1,144	38,862
Japan Prime Realty Investment Corp.	6	23,443
Japan Real Estate Investment Corp.	4	22,116

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Japan Retail Fund Investment Corp.	8	$15,356
JBG SMITH Properties	232	9,296
Kimco Realty Corp.	1,471	24,051
Klepierre SA	1,062	34,818
Land Securities Group PLC	3,092	32,151
Liberty Property Trust	1,003	45,426
Link REIT	3,000	28,634
Macerich Co. (The)	493	24,793
Mid-America Apartment Communities, Inc.	487	50,434
Mirvac Group	10,349	16,622
National Retail Properties, Inc.	864	43,252
Nippon Building Fund, Inc.	4	24,930
Nippon Prologis REIT, Inc.	7	14,488
Nomura Real Estate Master Fund, Inc.	12	16,035
Prologis, Inc.	721	48,552
Public Storage	203	43,292
Realty Income Corp.	678	43,453
Regency Centers Corp.	664	42,270
RioCan Real Estate Investment Trust	3,105	57,793
SBA Communications Corp.(c)	280	47,827
Scentre Group	5,795	16,567
Segro PLC	5,086	39,240
Simon Property Group, Inc.	199	36,952
SL Green Realty Corp.	359	34,615
SmartCentres Real Estate Investment Trust	1,619	38,298
Stockland	5,177	13,806
Suntec Real Estate Investment Trust	13,300	17,111
UDR, Inc.	1,200	51,144
United Urban Investment Corp.	12	19,111
Ventas, Inc.	613	38,919
VEREIT, Inc.	3,437	26,293
Vicinity Centres	8,394	16,428
Vornado Realty Trust	465	33,461
Welltower, Inc.	621	44,917
Weyerhaeuser Co.	1,110	29,315

		2,287,421

Real Estate Management & Development – 0.4%
Aeon Mall Co., Ltd.	900	16,208
Brookfield Property REIT, Inc.	456	8,213
CapitaLand Ltd.	6,700	15,286
CBRE Group, Inc. – Class A(c)	938	40,972
City Developments Ltd.	2,300	14,187
CK Asset Holdings Ltd.	2,684	19,386
Daito Trust Construction Co., Ltd.	100	13,078
Daiwa House Industry Co., Ltd.	500	15,793
Deutsche Wohnen SE	1,099	52,810

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

First Capital Realty, Inc.		2,575	$38,257
Hang Lung Group Ltd.		4,000	11,110
Hang Lung Properties Ltd.		7,000	14,212
Henderson Land Development Co., Ltd.		3,811	19,656
Hongkong Land Holdings Ltd.		2,200	14,356
Hulic Co., Ltd.		1,800	16,474
Hysan Development Co., Ltd.		4,000	19,169
Jones Lang LaSalle, Inc.		249	35,657
Kerry Properties Ltd.		4,500	15,511
LendLease Group		1,330	12,353
Mitsubishi Estate Co., Ltd.		900	14,447
Mitsui Fudosan Co., Ltd.		700	16,780
New World Development Co., Ltd.		16,287	22,004
Nomura Real Estate Holdings, Inc.		800	15,807
Sino Land Co., Ltd.		10,000	17,263
Sumitomo Realty & Development Co., Ltd.		1,000	37,120
Sun Hung Kai Properties Ltd.		1,000	14,296
Swire Pacific Ltd. – Class A		2,500	27,721
Swire Properties Ltd.		5,200	18,159
Swiss Prime Site AG(c)		732	60,489
Tokyo Tatemono Co., Ltd.		1,300	14,828
Tokyu Fudosan Holdings Corp.		2,900	16,290
Unibail-Rodamco-Westfield		203	34,895
UOL Group Ltd.		3,428	15,329
Vonovia SE		1,235	60,043
Wharf Holdings Ltd. (The)		2,000	5,369
Wharf Real Estate Investment Co., Ltd.		2,000	12,063
Wheelock & Co., Ltd.		2,000	11,509

			807,100

			3,094,521

Total Common Stocks (cost $53,444,423)			64,508,099

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 3.5%
Risk Share Floating Rate – 3.5%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2 7.315% (LIBOR 1 Month + 5.00%), 7/25/25(e)	U.S.$	1,035	1,158,760

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 7.315% (LIBOR 1 Month + 5.00%), 7/25/25(e)	U.S.$	6,137	$6,769,645

Total Collateralized Mortgage Obligations (cost $7,190,463)			7,928,405

		Shares
PREFERRED STOCKS – 1.6%
Financials – 1.6%
Equity Real Estate Investment Trusts (REITs) – 1.6%
Apartment Investment & Management Co. Series A 6.875%(d)		42,000	1,081,080
Hersha Hospitality Trust Series C 6.875%		60,000	1,330,200
Pebblebrook Hotel Trust Series C 6.50%		58,525	1,369,485

Total Preferred Stocks (cost $4,013,125)			3,780,765

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Mexico – 0.5%
Mexico Government International Bond 4.125%, 1/21/26 (cost $1,171,130)	U.S.$	1,174	1,133,497

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.2%
Options On Forward Contracts – 0.2%
BRL/USD Expiration: Feb 2019; Contracts: 8,587,500; Exercise Price: BRL 3.75; Counterparty: Morgan Stanley Capital Services LLC(c)	BRL	8,587,500	29,689
GBP/USD Expiration: Dec 2018; Contracts: 3,586,000; Exercise Price: GBP 0.76; Counterparty: Morgan Stanley Capital Services LLC(c)	GBP	3,586,000	14,229

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

GBP/USD Expiration: Jan 2019; Contracts: 3,634,000; Exercise Price: GBP 0.76; Counterparty: Citibank, NA(c)	GBP	3,634,000	$25,904
TRY/EUR Expiration: Jan 2019; Contracts: 10,826,130; Exercise Price: TRY 6.51; Counterparty: JPMorgan Chase Bank, NA(c)	TRY	10,826,130	146,516
TRY/USD Expiration: Jan 2019; Contracts: 10,924,200; Exercise Price: TRY 5.78; Counterparty: Barclays Bank PLC(c)	TRY	10,924,200	166,553

			382,891

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Dec 2018; Contracts: 510; Exercise Price: USD 282.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	51,000	106,080

Total Options Purchased – Calls (premiums paid $328,380)			488,971

OPTIONS PURCHASED – PUTS – 0.2%
Options On Forward Contracts – 0.2%
AUD/USD Expiration: Jun 2019; Contracts: 6,188,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(c)	AUD	6,188,000	42,153
CNH/USD Expiration: Jan 2019; Contracts: 69,752,800; Exercise Price: CNH 7.06; Counterparty: JPMorgan Chase Bank, NA(c)	CNH	69,752,800	39,743
CNH/USD Expiration: Jan 2019; Contracts: 167,230,000; Exercise Price: CNH 7.00; Counterparty: JPMorgan Chase Bank, NA(c)	CNH	167,230,000	184,788
CNH/USD Expiration: Jan 2019; Contracts: 64,481,820; Exercise Price: CNH 7.04; Counterparty: Citibank, NA(c)	CNH	64,481,820	56,157

58 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

CNH/USD Expiration: Jan 2019; Contracts: 37,416,600; Exercise Price: CNH 7.02; Counterparty: Natwest Markets PLC(c)	CNH	37,416,600	$39,671

			362,512

Options on Funds And Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Dec 2018; Contracts: 841; Exercise Price: USD 262.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	84,100	106,387

Total Options Purchased – Puts (premiums paid $626,766)			468,899

		Shares
INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
Altaba, Inc.(c)(f) (cost $40,415)		1,120	73,461

RIGHTS – 0.0%
Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, expiring 12/03/18(c)(g)		58,466	74

Construction & Engineering – 0.0%
Ferrovial SA, expiring 12/05/18(c)		22	463

Total Rights (cost $524)			537

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(f)(h)(i) (cost $4,265,961)		4,265,961	4,265,961

Total Investments Before Security Lending Collateral for Securities Loaned – 96.6% (cost $218,121,292)			222,312,350

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(f)(h)(i) (cost $397,727)	397,727	$397,727

Total Investments – 96.8% (cost $218,519,019)		222,710,077
Other assets less liabilities – 3.2%		7,405,808

Net Assets – 100.0%		$230,115,885

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	31	January 2019	USD	31		$1,976,836	$1,846,980	$(129,856)
Canadian 10 Yr Bond Futures	169	March 2019	CAD	16,900		16,837,920	16,954,059	116,139
Cattle Feeder Futures	37	January 2019	USD	1,850		2,766,655	2,686,663	(79,992)
Cocoa Futures	54	March 2019	USD	1		1,206,005	1,189,620	(16,385)
Coff Robusta Futures	114	January 2019	USD	1		1,938,247	1,801,200	(137,047)
Coffee ‘C’ Futures	32	March 2019	USD	1,200		1,414,305	1,290,600	(123,705)
Copper Futures	46	March 2019	USD	1,150		3,191,052	3,205,625	14,573
Corn Futures	111	March 2019	USD	555		2,107,437	2,096,513	(10,924)
Cotton No.2 Futures	34	March 2019	USD	1,700		1,328,496	1,341,470	12,974
Euro STOXX 50 Index Futures	205	December 2018	EUR	2		7,732,773	7,340,708	(392,065)
FTSE 100 Index Futures	29	December 2018	GBP	0	**	2,680,996	2,575,273	(105,723)
Gasoline RBOB Futures	32	December 2018	USD	1,344		2,098,720	1,884,154	(214,566)
Gold 100 OZ Futures	42	February 2019	USD	4		5,159,656	5,149,200	(10,456)

60 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)
Hang Seng Index Futures	7	December 2018	HKD	0	**	$1,177,980	$1,186,842	$8,862
KC HRW Wheat Futures	64	March 2019	USD	320		1,611,487	1,600,800	(10,687)
Lean Hogs Futures	79	February 2019	USD	3,160		2,002,463	2,134,580	132,117
Live Cattle Futures	40	February 2019	USD	1,600		1,903,962	1,928,000	24,038
LME Lead Futures	44	January 2019	USD	1		2,719,334	2,169,200	(550,134)
LME Nickel Futures	19	December 2018	USD	0	**	1,741,066	1,270,929	(470,137)
LME Nickel Futures	19	January 2019	USD	0	**	1,256,199	1,273,836	17,637
LME Primary Aluminum Futures	49	December 2018	USD	1		2,792,537	2,409,269	(383,268)
LME Primary Aluminum Futures	59	January 2019	USD	1		2,865,359	2,876,619	11,260
LME Zinc Futures	41	December 2018	USD	1		3,032,216	2,659,875	(372,341)
LME Zinc Futures	29	January 2019	USD	1		1,804,131	1,859,625	55,494
Long Gilt Futures	58	March 2019	GBP	5,800		9,035,160	9,063,897	28,737
Low SU Gasoil Futures	46	March 2019	USD	5	**	2,684,486	2,516,200	(168,286)
Mini MSCI Emerging Market Futures	276	December 2018	USD	14		14,114,938	13,794,480	(320,458)
Natural Gas Futures	159	December 2018	USD	1,590		5,398,921	7,333,080	1,934,159
Nikkei 225 (CME) Futures	53	December 2018	USD	0	**	5,916,279	5,941,300	25,021
NY Harbor ULSD Futures	29	December 2018	USD	1,218		2,774,920	2,228,209	(546,711)
Palladium Futures	82	January 2019	USD	4		3,435,301	3,279,180	(156,121)
Palladium Futures	22	March 2019	USD	2		2,468,899	2,518,120	49,221
Russell 2000 E-Mini Futures	45	December 2018	USD	2		3,846,218	3,452,850	(393,368)
S&P Mid 400 E-Mini Futures	16	December 2018	USD	2		3,254,584	3,007,200	(247,384)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)
Silver Futures	35	March 2019	USD	175		$2,526,213	$2,487,975	$(38,238)
Soybean Futures	69	January 2019	USD	345		3,009,468	3,086,888	77,420
Soybean Meal Futures	77	January 2019	USD	8		2,364,560	2,390,850	26,290
Soybean Oil Futures	284	January 2019	USD	17,040		4,748,188	4,781,424	33,236
Sugar 11 (World) Futures	98	February 2019	USD	10,976		1,452,515	1,409,318	(43,197)
TOPIX Index Futures	16	December 2018	JPY	160		2,487,324	2,351,055	(136,269)
U.S. T-Note 5 Yr (CBT) Futures	125	March 2019	USD	12,500		14,105,488	14,120,117	14,629
U.S. T-Note 10 Yr (CBT) Futures	110	March 2019	USD	11,000		13,112,284	13,139,843	27,559
Wheat (CBT) Futures	67	March 2019	USD	335		1,725,535	1,727,762	2,227
WTI Crude Futures	33	February 2019	USD	33		1,997,903	1,690,590	(307,313)

Sold Contracts
10 Yr Australian Bond Futures	33	December 2018	AUD	3,300		3,123,168	3,131,257	(8,089)
Japan 10 Yr Bond (OSE) Futures	32	December 2018	JPY	3,200,000		42,368,840	42,614,985	(246,145)
LME Nickel Futures	19	December 2018	USD	0	**	1,249,390	1,270,929	(21,539)
LME Primary Aluminum Futures	49	December 2018	USD	1		2,386,170	2,409,269	(23,099)
LME Zinc Futures	41	December 2018	USD	1		2,602,504	2,659,875	(57,371)
S&P TSX 60 Index Futures	28	December 2018	CAD	6		4,003,140	3,846,852	156,288
SPI 200 Futures	4	December 2018	AUD	0	**	451,104	414,713	36,391
WTI Crude Futures	74	December 2018	USD	74		3,926,396	3,768,820	157,576

								$(2,759,026)

62 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNY	45,342	USD	6,547	12/13/18	$23,165
Australia and New Zealand Banking Group Ltd.	AUD	2,744	USD	1,943	12/07/18	(62,928)
Australia and New Zealand Banking Group Ltd.	USD	946	AUD	1,314	12/07/18	14,011
Australia and New Zealand Banking Group Ltd.	USD	2,836	CNY	19,605	12/13/18	(15,458)
Australia and New Zealand Banking Group Ltd.	USD	1,970	JPY	220,198	12/13/18	(28,504)
Bank of America, NA	KRW	2,621,226	USD	2,329	2/20/19	(17,662)
Bank of America, NA	RUB	62,113	USD	917	12/14/18	(8,393)
Bank of America, NA	USD	8	RUB	553	12/14/18	(53)
Bank of America, NA	USD	921	AUD	1,264	12/07/18	2,527
Bank of America, NA	USD	4,421	CNY	30,654	12/13/18	(10,256)
Bank of America, NA	USD	911	RUB	61,388	12/14/18	3,789
Bank of America, NA	USD	2,330	JPY	263,730	12/13/18	(4,967)
Bank of America, NA	USD	924	COP	2,992,892	12/20/18	555
Barclays Bank PLC	JPY	263,511	USD	2,321	12/13/18	(1,937)
Barclays Bank PLC	JPY	262,397	USD	2,322	12/13/18	8,401
Barclays Bank PLC	INR	439,105	USD	6,153	12/13/18	(138,693)
Barclays Bank PLC	TWD	71,594	USD	2,320	12/11/18	(1,128)
Barclays Bank PLC	TWD	58,673	USD	1,906	12/11/18	3,398
Barclays Bank PLC	NZD	8,939	USD	5,832	12/14/18	(313,562)
Barclays Bank PLC	ZAR	7,575	USD	491	12/13/18	(55,010)
Barclays Bank PLC	CAD	12,376	USD	9,479	12/14/18	161,782
Barclays Bank PLC	CNY	4,779	USD	688	1/23/19	1,719
Barclays Bank PLC	TRY	4,470	USD	722	1/15/19	(114,892)
Barclays Bank PLC	DKK	4,350	USD	681	12/14/18	20,866
Barclays Bank PLC	MYR	1,933	USD	459	2/26/19	(2,833)
Barclays Bank PLC	CAD	1,212	USD	914	1/17/19	866
Barclays Bank PLC	EUR	1,020	USD	1,159	12/13/18	3,544
Barclays Bank PLC	USD	934	CHF	923	1/17/19	(5,620)
Barclays Bank PLC	USD	1,425	GBP	1,093	12/14/18	(31,161)
Barclays Bank PLC	USD	881	TRY	4,832	12/12/18	40,880
Barclays Bank PLC	USD	1,428	CNY	9,882	12/13/18	(5,880)
Barclays Bank PLC	USD	3,346	INR	247,334	12/13/18	197,594
Barclays Bank PLC	USD	4,808	TWD	148,188	12/11/18	(3,371)
Barclays Bank PLC	USD	1,424	KRW	1,602,217	2/20/19	9,783
BNP Paribas SA	COP	5,908,597	USD	1,881	12/20/18	55,521
BNP Paribas SA	JPY	210,603	USD	1,871	12/13/18	14,483
BNP Paribas SA	CNY	30,654	USD	4,429	12/13/18	18,239
BNP Paribas SA	TWD	18,276	USD	593	12/11/18	577
BNP Paribas SA	NZD	1,344	USD	915	12/07/18	(9,157)
BNP Paribas SA	USD	1,428	AUD	2,000	12/07/18	33,439
BNP Paribas SA	USD	2,358	EUR	2,041	1/09/19	(39,272)
BNP Paribas SA	USD	1,847	NOK	15,756	1/23/19	(9,536)
BNP Paribas SA	USD	943	JPY	106,190	12/07/18	(6,865)
BNP Paribas SA	USD	3,013	JPY	339,274	12/13/18	(21,701)
Citibank, NA	JPY	263,494	USD	2,331	12/13/18	7,866
Citibank, NA	INR	35,779	USD	486	12/13/18	(26,542)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	MXN	18,523	USD	932	12/05/18	$22,567
Citibank, NA	EUR	11,662	USD	13,620	12/14/18	405,327
Citibank, NA	TRY	4,822	USD	915	12/12/18	(4,876)
Citibank, NA	BRL	8,289	USD	2,162	12/04/18	18,884
Citibank, NA	AUD	3,280	USD	2,352	12/07/18	(45,509)
Citibank, NA	CAD	1,213	USD	910	1/17/19	(3,905)
Citibank, NA	CAD	1,207	USD	914	1/17/19	4,812
Citibank, NA	USD	2,238	BRL	8,289	12/04/18	(94,094)
Citibank, NA	USD	2,749	EUR	2,378	1/09/19	(47,089)
Citibank, NA	USD	1,876	GBP	1,448	12/14/18	(29,679)
Citibank, NA	USD	2,892	EUR	2,476	12/14/18	(86,053)
Citibank, NA	USD	453	TRY	2,500	12/12/18	23,414
Citibank, NA	NOK	7,821	EUR	812	1/23/19	11,215
Citibank, NA	USD	1,146	CNY	7,943	12/13/18	(2,786)
Citibank, NA	USD	1,163	CNY	8,109	12/13/18	4,173
Citibank, NA	USD	926	SEK	8,375	1/23/19	(958)
Citibank, NA	SEK	8,398	CHF	923	1/17/19	1,874
Citibank, NA	SEK	12,566	EUR	1,217	1/23/19	(2,802)
Citibank, NA	USD	2,153	CNY	14,933	1/23/19	(7,922)
Citibank, NA	USD	2,343	CLP	1,587,895	12/20/18	21,263
Credit Suisse International	EUR	2,047	USD	2,349	1/09/19	22,655
Credit Suisse International	AUD	1,372	USD	1,012	6/28/19	5,944
Credit Suisse International	USD	903	TRY	5,685	1/15/19	161,071
Credit Suisse International	USD	1,388	SEK	12,473	1/23/19	(10,746)
Credit Suisse International	USD	993	INR	68,907	12/13/18	(6,115)
Deutsche Bank AG	EUR	837	USD	977	1/09/19	26,574
Goldman Sachs Bank USA	MXN	25,183	USD	1,237	12/05/18	121
Goldman Sachs Bank USA	BRL	3,832	USD	986	12/04/18	(5,099)
Goldman Sachs Bank USA	BRL	3,275	USD	848	12/04/18	811
Goldman Sachs Bank USA	CAD	1,227	USD	923	12/20/18	(1,028)
Goldman Sachs Bank USA	USD	933	NZD	1,359	1/09/19	1,607
Goldman Sachs Bank USA	CHF	1,394	EUR	1,226	1/09/19	(7,678)
Goldman Sachs Bank USA	USD	1,865	BRL	7,107	12/04/18	(27,527)
Goldman Sachs Bank USA	USD	919	BRL	3,451	12/13/18	(26,587)
Goldman Sachs Bank USA	USD	1,082	ZAR	15,181	1/30/19	6,315
Goldman Sachs Bank USA	USD	3,930	INR	273,353	12/13/18	(12,927)
HSBC Bank USA	MXN	28,033	USD	1,469	12/05/18	91,685
HSBC Bank USA	CNY	9,935	USD	1,432	12/13/18	2,195
HSBC Bank USA	CHF	937	USD	938	1/17/19	(4,271)
HSBC Bank USA	AUD	775	USD	554	6/28/19	(14,488)
HSBC Bank USA	USD	948	NZD	1,426	12/07/18	32,443
HSBC Bank USA	USD	942	JPY	104,836	12/13/18	(17,655)
HSBC Bank USA	JPY	106,022	AUD	1,332	12/07/18	39,424
HSBC Bank USA	USD	1,850	KRW	2,068,285	2/20/19	1,282
JPMorgan Chase Bank, NA	CNY	242,707	USD	34,624	2/11/19	(208,800)
JPMorgan Chase Bank, NA	NOK	16,138	USD	1,883	1/23/19	1,199
JPMorgan Chase Bank, NA	CNY	10,591	USD	1,534	12/14/18	10,035
JPMorgan Chase Bank, NA	TRY	8,402	USD	1,591	12/12/18	(12,044)
JPMorgan Chase Bank, NA	CAD	2,447	USD	1,850	1/17/19	5,590
JPMorgan Chase Bank, NA	EUR	2,057	USD	2,331	1/09/19	(5,849)
JPMorgan Chase Bank, NA	BRL	1,718	USD	445	12/04/18	425
JPMorgan Chase Bank, NA	BRL	1,718	USD	441	12/04/18	(3,080)
JPMorgan Chase Bank, NA	GBP	1,240	USD	1,642	12/14/18	60,996

64 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	EUR	820	USD	939	1/09/19	$7,585
JPMorgan Chase Bank, NA	USD	1,475	EUR	1,272	1/09/19	(30,170)
JPMorgan Chase Bank, NA	USD	440	BRL	1,718	1/03/19	3,226
JPMorgan Chase Bank, NA	USD	916	BRL	3,436	12/04/18	(27,354)
JPMorgan Chase Bank, NA	USD	964	NOK	8,157	1/23/19	(13,100)
JPMorgan Chase Bank, NA	USD	2,361	JPY	264,137	12/13/18	(32,153)
JPMorgan Chase Bank, NA	USD	17,610	CNY	122,267	2/11/19	(62,322)
Morgan Stanley Capital Services, Inc.	JPY	6,252,012	USD	56,454	12/14/18	1,331,259
Morgan Stanley Capital Services, Inc.	BRL	7,281	USD	1,872	12/04/18	(10,748)
Morgan Stanley Capital Services, Inc.	HKD	7,102	USD	906	12/14/18	(1,771)
Morgan Stanley Capital Services, Inc.	AUD	7,111	USD	5,067	12/14/18	(131,322)
Morgan Stanley Capital Services, Inc.	BRL	7,411	USD	1,939	12/04/18	22,436
Morgan Stanley Capital Services, Inc.	GBP	5,739	USD	7,498	12/14/18	181,323
Morgan Stanley Capital Services, Inc.	NZD	2,393	USD	1,544	12/07/18	(100,890)
Morgan Stanley Capital Services, Inc.	BRL	1,304	USD	335	1/03/19	(2,037)
Morgan Stanley Capital Services, Inc.	EUR	802	USD	917	1/09/19	6,046
Morgan Stanley Capital Services, Inc.	AUD	674	USD	499	6/28/19	4,889
Morgan Stanley Capital Services, Inc.	USD	1,077	GBP	824	12/14/18	(26,034)
Morgan Stanley Capital Services, Inc.	USD	940	AUD	1,290	12/07/18	3,037
Morgan Stanley Capital Services, Inc.	USD	335	BRL	1,304	12/04/18	1,925
Morgan Stanley Capital Services, Inc.	USD	3,478	BRL	13,388	12/04/18	(16,037)
Morgan Stanley Capital Services, Inc.	USD	2,081	AUD	2,819	6/28/19	(13,455)
Morgan Stanley Capital Services, Inc.	USD	1,869	BRL	7,281	1/03/19	11,374
Morgan Stanley Capital Services, Inc.	USD	932	SEK	8,383	1/23/19	(6,142)
Morgan Stanley Capital Services, Inc.	USD	461	MXN	9,346	12/05/18	(2,350)
Morgan Stanley Capital Services, Inc.	USD	2,951	MYR	12,372	2/26/19	5,517
Morgan Stanley Capital Services, Inc.	USD	976	INR	70,993	12/13/18	41,086
Morgan Stanley Capital Services, Inc.	USD	3,258	JPY	365,352	12/13/18	(36,718)
Morgan Stanley Capital Services, Inc.	JPY	139,682	EUR	1,083	12/13/18	(4,405)
Natwest Markets PLC	INR	210,833	USD	2,870	12/13/18	(150,799)
Natwest Markets PLC	TWD	29,965	USD	978	12/11/18	6,276
Natwest Markets PLC	MXN	18,112	USD	931	12/05/18	41,171
Natwest Markets PLC	BRL	1,742	USD	447	1/03/19	(2,331)
Natwest Markets PLC	EUR	917	USD	1,049	1/09/19	7,504
Natwest Markets PLC	USD	1,388	AUD	1,927	12/07/18	20,274
Natwest Markets PLC	USD	2,346	SEK	21,120	1/23/19	(14,115)
Natwest Markets PLC	USD	4,571	INR	332,860	12/13/18	198,487
Natwest Markets PLC	USD	2,432	TWD	74,270	12/11/18	(24,047)
Natwest Markets PLC	USD	2,477	JPY	279,120	12/13/18	(15,868)
Natwest Markets PLC	USD	918	KRW	1,031,593	2/20/19	5,565
Natwest Markets PLC	USD	1,397	KRW	1,559,525	2/20/19	(1,346)
Standard Chartered Bank	JPY	802,477	USD	7,109	12/13/18	34,323
Standard Chartered Bank	TWD	43,900	USD	1,432	12/11/18	9,195
Standard Chartered Bank	USD	947	NZD	1,397	12/07/18	13,244
Standard Chartered Bank	USD	922	CNY	6,410	12/13/18	(159)
Standard Chartered Bank	USD	1,403	JPY	157,613	12/13/18	(13,786)
State Street Bank & Trust Co.	JPY	51,945	USD	463	12/13/18	5,300
State Street Bank & Trust Co.	JPY	37,281	USD	337	12/14/18	7,906
State Street Bank & Trust Co.	SEK	9,652	USD	1,075	12/14/18	13,345
State Street Bank & Trust Co.	MXN	9,427	USD	465	12/05/18	2,394
State Street Bank & Trust Co.	NOK	2,818	USD	340	12/14/18	11,900
State Street Bank & Trust Co.	CHF	1,562	USD	1,622	12/14/18	56,914
State Street Bank & Trust Co.	ILS	1,222	USD	329	1/30/19	(1,170)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CHF	920	USD	925	1/17/19	$(687)
State Street Bank & Trust Co.	NZD	1,505	USD	972	12/07/18	(62,429)
State Street Bank & Trust Co.	SGD	621	USD	452	12/14/18	(774)
State Street Bank & Trust Co.	EUR	410	USD	469	1/09/19	3,558
State Street Bank & Trust Co.	GBP	571	USD	747	12/14/18	18,521
State Street Bank & Trust Co.	SGD	294	USD	213	1/24/19	(924)
State Street Bank & Trust Co.	CHF	286	USD	288	1/09/19	627
State Street Bank & Trust Co.	NZD	262	USD	170	12/14/18	(9,343)
State Street Bank & Trust Co.	EUR	213	USD	248	12/14/18	7,086
State Street Bank & Trust Co.	USD	187	CHF	182	1/17/19	(3,162)
State Street Bank & Trust Co.	USD	252	EUR	213	12/14/18	(10,859)
State Street Bank & Trust Co.	USD	1,409	AUD	1,958	12/07/18	22,264
State Street Bank & Trust Co.	USD	1,410	NZD	2,121	12/07/18	47,964
State Street Bank & Trust Co.	USD	2,860	EUR	2,468	1/09/19	(55,954)
State Street Bank & Trust Co.	USD	305	TRY	1,585	12/12/18	(2,923)
State Street Bank & Trust Co.	USD	759	CNY	5,281	12/14/18	442
State Street Bank & Trust Co.	USD	768	CNY	5,310	12/14/18	(4,365)
State Street Bank & Trust Co.	USD	458	ZAR	6,356	1/30/19	(2,892)
State Street Bank & Trust Co.	USD	472	ZAR	6,874	12/13/18	23,081
State Street Bank & Trust Co.	USD	89	JPY	9,813	12/14/18	(2,081)
State Street Bank & Trust Co.	USD	476	JPY	53,155	12/13/18	(7,734)
State Street Bank & Trust Co.	USD	17,477	CNY	120,440	2/11/19	(191,832)
UBS AG	JPY	314,068	USD	2,767	12/13/18	(1,478)
UBS AG	JPY	415,563	USD	3,707	12/13/18	43,765
UBS AG	CNY	9,864	USD	1,420	12/13/18	397
UBS AG	EUR	2,392	USD	2,762	1/09/19	43,968
UBS AG	CHF	1,405	USD	1,412	1/17/19	(1,221)
UBS AG	CHF	937	USD	944	1/17/19	1,081
UBS AG	USD	1,411	EUR	1,227	1/09/19	(16,772)
UBS AG	USD	1,161	NZD	1,743	12/07/18	37,500
UBS AG	USD	1,838	MXN	37,190	12/05/18	(10,631)
UBS AG	USD	2,462	JPY	275,247	12/13/18	(35,912)

						$1,123,111

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(j)	AUD	1.282	06/2019	6,188,000	AUD	6,188	$64,243	$(30,304)

Put
BRL vs. USD/ Morgan Stanley Capital Services LLC(j)	BRL	4.100	02/2019	9,389,000	BRL	9,389	29,614	(29,536)
TRY vs. EUR/ JPMorgan Chase Bank, NA(j)	TRY	7.510	01/2019	12,489,130	TRY	12,489	32,032	(2,165)

66 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
TRY vs. USD/ Goldman Sachs Bank USA(j)	TRY	7.000	12/2018	17,290,000	TRY	17,290	$25,392	$(209)
TRY vs. USD/ JPMorgan Chase Bank, NA(j)	TRY	7.380	12/2018	18,154,800	TRY	18,155	58,693	(1,518)
TRY vs. USD/ Barclays Bank PLC(j)	TRY	6.900	01/2019	13,041,000	TRY	13,041	42,279	(1,981)

							$252,253	$(65,713)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
S&P 500 Index(j)	Barclays Bank PLC	1,150,000	USD	34.00	December 2018	USD	1,150	$195,500	$(27,363)
S&P 500 Index(j)	JPMorgan Chase Bank, NA	1,926,700	USD	9.00	January 2019	USD	1,927	404,607	(407,370)
SPDR S&P 500 ETF Trust(k)	Morgan Stanley & Co., Inc.	1,680	USD	240.00	December 2018	USD	168	162,900	(31,080)
SPDR S&P 500 ETF Trust(k)	Morgan Stanley & Co., Inc.	841	USD	251.00	December 2018	USD	84	78,183	(36,163)

								$841,190	$(501,976)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	Quarterly	2.71%	USD	12,250	$785,293	$179,929	$605,364
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	Quarterly	0.41	USD	18,750	311,369	103,649	207,720

						$1,096,662	$283,578	$813,084

*	Termination date

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
AUD	15,000	7/09/25	6 Month BBSW	3.168%	Semi-Annual/ Semi-Annual	$434,866		$—		$434,866
AUD	4,740	2/23/27	6 Month BBSW	3.040%	Semi-Annual/ Semi-Annual	96,593		—		96,593
NZD	20,260	2/24/27	3 Month BKBM	3.508%	Quarterly/ Semi-Annual	912,362		—		912,362
AUD	9,490	2/27/27	6 Month BBSW	2.975%	Semi-Annual/ Semi-Annual	158,487		—		158,487
NZD	10,120	2/28/27	3 Month BKBM	3.445%	Quarterly/ Semi-Annual	420,768		—		420,768

						$2,023,076	$	– 0	–	$2,023,076

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2018	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)%	Quarterly	0.37%	$1,110	$(16,257)	$4,981	$(21,238)
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.37	1,490	(21,822)	6,688	(28,510)

Sale Contracts
Deutsche Bank AG
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	1.00	Quarterly	0.37	2,600	38,078	(12,794)	50,872

					$(1)	$(1,125)	$1,124

*	Termination date

68 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	USD	7,650	7/15/21	2.293%	CPI	#	Maturity	$(65,936)
JPMorgan Chase Bank, NA	USD	27,930	10/26/21	2.102%	CPI	#	Maturity	(130,421)

								$(196,357)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
JPQABACP(1)	13,393	0.17%	Maturity	USD	1,258	6/17/19	$(59,703)

**	Notional amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the aggregate market value of these securities amounted to $490,065 or 0.2% of net assets.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2018.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	One contract relates to 1 share.

(k)	One contract relates to 100 shares.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DKK – Danish Krone

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

AGC – Assured Guaranty Corporation

ASX – Australian Stock Exchange

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SDR – Swedish Depositary Receipt

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1) The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPQABACP as of November 30, 2018.

Security Description	Shares	Notional Value as of 11/30/18	Percent of Basket’s Value
AC World Index	(789)	(1,326,065)	(105.4)%
Royal Dutch Shell PLC	58	176,644	14.0%
Chevron Corp.	666	79,270	6.3%

70 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Value as of 11/30/18	Percent of Basket’s Value
Exxon Mobil Corp.	960	76,823	6.1%
BP PLC	113	74,980	6.0%
TOTAL SA	1,346	74,669	5.9%
EOG Resources, Inc.	573	59,005	4.7%
PetroChina Co., Ltd.	68,623	43,844	3.5%
Glencore PLC	112	41,475	3.3%
Repsol SA	2,249	38,191	3.0%
Anadarko Petroleum Corp.	612	32,456	2.6%
Mosaic Co. (The)	825	29,685	2.4%
Vale SA	2,065	28,912	2.3%
Agnico Eagle Mines Ltd.	809	28,600	2.3%
Alcoa Corp	875	27,988	2.2%
Boliden AB	1,131	25,348	2.0%
Halliburton Co.	761	23,588	1.9%
LUKOIL PJSC	295	21,799	1.7%
JXTG Holdings, Inc.	3,024	18,268	1.5%
Continental Resources Inc./OK	397	18,264	1.5%
First Quantum Minerals Ltd.	2,014	18,181	1.4%
Motor Oil Hellas Corinth Refineries SA	803	18,175	1.4%
C&J Energy Services, Inc.	1,002	17,029	1.4%
Antofagasta PLC	16	16,756	1.3%
MMC Norilsk Nickel PJSC	780	14,813	1.2%
Rio Tinto PLC	3	14,360	1.1%
SM Energy Co.	717	14,332	1.1%
Yamato Kogyo Co., Ltd.	502	13,126	1.0%
Tupras Turkiye Petrol Rafinerileri AS	525	12,502	1.0%
S-Oil Corp.	12,376	12,376	1.0%
Concho Resources, Inc.	94	12,247	1.0%
Origin Energy Ltd.	2,767	12,125	1.0%
Aker BP ASA	426	12,074	1.0%
Norsk Hydro ASA	2,523	11,733	0.9%
Newcrest Mining Ltd.	657	10,072	0.8%
Lundin Mining Corp.	2,172	9,806	0.8%
Johnson Matthey PLC	3	9,725	0.8%
Inpex Corp.	887	9,408	0.7%
Sumitomo Metal Mining Co., Ltd.	304	8,855	0.7%
Sasol Ltd.	3	8,839	0.7%
Whiting Petroleum Corp.	284	8,514	0.7%
Polyus PJSC	203	7,303	0.6%
Syrah Resources Ltd.	4,378	6,394	0.5%
Incitec Pivot Ltd.	2,148	6,274	0.5%
OZ Minerals Ltd.	941	6,187	0.5%
Detour Gold Corp.	820	6,167	0.5%
Cosan SA	674	5,914	0.5%
Gran Tierra Energy, Inc.	1,955	5,885	0.5%
Petroleo Brasileiro SA	436	5,671	0.5%
APERAM SA	193	5,459	0.4%
Other	3,103	18,145	1.4%

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 71

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $213,855,331)	$218,046,389	(a)
Affiliated issuers (cost $4,663,688—including investment of cash collateral for securities loaned of $397,727)	4,663,688
Cash collateral due from broker	7,793,189
Foreign currencies, at value (cost $754,605)	1,358,923
Unrealized appreciation on forward currency exchange contracts	3,910,661
Receivable for capital stock sold	364,706
Unaffiliated interest and dividends receivable	327,693
Receivable for variation margin on centrally cleared swaps	55,834
Market value on credit default swaps (net premiums received $12,794)	38,078
Receivable for investment securities sold	29,877
Affiliated dividends receivable	7,903
Other assets	421

Total assets	236,597,362

Liabilities
Due to custodian	961,642
Options written, at value (premiums received $1,093,443)	567,689
Unrealized depreciation on forward currency exchange contracts	2,787,550
Payable for capital stock redeemed	589,339
Payable for collateral received on securities loaned	397,727
Cash collateral due to broker	290,000
Unrealized depreciation on inflation swaps	196,357
Advisory fee payable	110,791
Payable for variation margin on futures	74,500
Unrealized depreciation on total return swaps	59,703
Distribution fee payable	50,587
Market value on credit default swaps (net premiums paid $11,669)	38,079
Transfer Agent fee payable	15,946
Administrative fee payable	11,956
Accrued expenses and other liabilities	329,611

Total liabilities	6,481,477

Net Assets	$230,115,885

Composition of Net Assets
Capital stock, at par	$147,884
Additional paid-in capital	236,125,361
Accumulated loss	(6,157,360)

	$230,115,885

(a)	Includes securities on loan with a value of $387,128 (see Note E).

See notes to consolidated financial statements.

72 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$202,193,139	12,947,570	$15.62	*

B	$1,952,385	138,637	$14.08

C	$7,588,172	533,004	$14.24

Advisor	$13,200,633	837,166	$15.77

R	$1,952,198	126,223	$15.47

K	$1,146,525	73,602	$15.58

I	$2,082,833	132,184	$15.76

*	The maximum offering price per share for Class A shares was $16.31 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 73

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income
Interest	$3,600,797
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $136,857)	1,995,619
Affiliated issuers	131,732	$5,728,148

Expenses
Advisory fee (see Note B)	1,489,964
Distribution fee—Class A	561,110
Distribution fee—Class B	22,828
Distribution fee—Class C	101,427
Distribution fee—Class R	10,629
Distribution fee—Class K	2,996
Transfer agency—Class A	379,541
Transfer agency—Class B	4,833
Transfer agency—Class C	17,813
Transfer agency—Advisor Class	26,545
Transfer agency—Class R	5,627
Transfer agency—Class K	2,453
Transfer agency—Class I	2,484
Custodian	204,960
Audit and tax	146,789
Registration fees	111,033
Administrative	66,248
Printing	64,045
Legal	58,316
Directors’ fees	24,703
Miscellaneous	49,454

Total expenses before bank overdraft expense	3,353,798
Bank overdraft expense	24,416

Total expenses	3,378,214
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(17,196)

Net expenses		3,361,018

Net investment income		2,367,130

See notes to consolidated financial statements.

74 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(2,449,743)
Forward currency exchange contracts	2,160,246
Futures	(63,487)
Options written	86,279
Swaps	1,026,076
Swaptions written	111,972
Foreign currency transactions	164,013
Net change in unrealized appreciation/depreciation of:
Investments	(6,430,985)
Forward currency exchange contracts	(1,322,809)
Futures	(5,848,681)
Options written	596,196
Swaps	(414,221)
Swaptions written	(11,694)
Foreign currency denominated assets and liabilities	871,165

Net loss on investment and foreign currency transactions	(11,525,673)

Net Increase in Net Assets from Operations	$(9,158,543)

(a)	Net of foreign capital gains taxes of $7,641.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 75

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2018	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,367,130	$1,978,374
Net realized gain on investment and foreign currency transactions	1,035,356	15,071,728
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,561,029)	15,359,728
Contributions from Affiliates (see Note B)	– 0	–	47,029	*

Net increase (decrease) in net assets from operations	(9,158,543)	32,456,859
Distributions to Shareholders
Class A	(7,506,532)	(12,060,264)
Class B	(64,654)	(176,673)
Class C	(205,668)	(2,068,206)
Advisor Class	(576,760)	(712,844)
Class R	(69,458)	(132,112)
Class K	(38,879)	(77,414)
Class I	(68,987)	(132,489)
Capital Stock Transactions
Net decrease	(34,001,696)	(27,616,944)

Total decrease	(51,691,177)	(10,520,087)
Net Assets
Beginning of period	281,807,062	292,327,149

End of period	$230,115,885	$281,807,062

*	Amount reclassified

See notes to consolidated financial statements.

76 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2018, net assets of the Fund were $230,115,885, of which $4,650,667, or 2%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

78 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

80 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$139,663,755		$	– 0	–	$139,663,755
Common Stocks:
Financials		4,523,574		6,913,914			– 0	–	11,437,488
Information Technology		6,253,456		1,179,794			– 0	–	7,433,250
Health Care		3,968,986		3,023,634			– 0	–	6,992,620
Industrials		3,693,822		3,234,897			– 0	–	6,928,719
Consumer Staples		3,444,311		2,809,857			– 0	–	6,254,168
Consumer Discretionary		2,771,900		2,200,479			– 0	–	4,972,379
Materials		2,552,673		2,256,157			– 0	–	4,808,830
Utilities		2,607,494		2,023,171			– 0	–	4,630,665
Energy		1,887,502		2,556,154			– 0	–	4,443,656
Communication Services		1,949,396		1,562,407			– 0	–	3,511,803
Real Estate		1,808,044		1,286,477			– 0	–	3,094,521
Collateralized Mortgage Obligations		– 0	–	7,928,405			– 0	–	7,928,405
Preferred Stocks		3,780,765		– 0	–		– 0	–	3,780,765
Governments – Sovereign Bonds		– 0	–	1,133,497			– 0	–	1,133,497
Options Purchased – Calls		– 0	–	488,971			– 0	–	488,971
Options Purchased – Puts		– 0	–	468,899			– 0	–	468,899
Investment Companies		73,461		– 0	–		– 0	–	73,461
Rights		463		– 0	–		74		537
Short-Term Investments		4,265,961		– 0	–		– 0	–	4,265,961
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		397,727		– 0	–		– 0	–	397,727

Total Investments in Securities		43,979,535		178,730,468			74		222,710,077
Other Financial Instruments(a):
Assets:
Futures		2,916,595		45,253			– 0	–	2,961,848	(b)
Forward Currency Exchange Contracts		– 0	–	3,910,661			– 0	–	3,910,661
Centrally Cleared Credit Default Swaps		– 0	–	1,096,662			– 0	–	1,096,662	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	2,023,076			– 0	–	2,023,076	(b)
Credit Default Swaps		– 0	–	38,078			– 0	–	38,078
Liabilities:
Futures		(5,086,817)		(634,057)			– 0	–	(5,720,874	)(b)
Forward Currency Exchange Contracts		– 0	–	(2,787,550)			– 0	–	(2,787,550)
Currency Options Written		– 0	–	(65,713)			– 0	–	(65,713)
Put Options Written		– 0	–	(501,976)			– 0	–	(501,976)
Credit Default Swaps		– 0	–	(38,079)			– 0	–	(38,079)
Inflation (CPI) Swaps		– 0	–	(196,357)			– 0	–	(196,357)
Total Return Swaps		– 0	–	(59,703)			– 0	–	(59,703)

Total(c)		$41,809,313		$181,560,763			$74		$223,370,150

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

82 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Rights		Total
Balance as of 11/30/17	$739		$739
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	(65)		(65)
Change in unrealized appreciation/depreciation	(15)		(15)
Purchases	75		75
Sales	(660)		(660)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 11/30/18	$74		$74

Net change in unrealized appreciation/depreciation from investments held as of 11/30/18(a)	$(1)		$(1)

(a)

The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying consolidated statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

84 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

On November 13, 2018, AXA Equitable filed a registration statement with the Securities and Exchange Commission registering 50,000,000 shares of its common stock currently held by AXA and on November 15, 2018 filed a registration statement increasing the offering by 10,000,000 shares. AXA completed the sale of such shares (the “offering”) on November 20, 2018. The underwriters of the offering have a 30-day option to purchase an additional 9,000,000 shares of common stock from AXA. AXA Equitable also entered into a share repurchase agreement with AXA pursuant to which it has acquired from AXA 30,000,000 shares of AXA Equitable common stock. After settlement of the offering and the share buyback, AXA holds approximately 59.3% of the shares of common stock of AXA Equitable (and will hold 57.5% if the underwriters exercise their option to purchase additional shares from AXA).

86 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2018, the reimbursement for such services amounted to $66,248.

During the year ended November 30, 2017, the Adviser reimbursed the Fund $3,108 for trading losses incurred due to a trade entry error and $43,921 in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $193,545 for the year ended November 30, 2018.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 87

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,881 from the sale of Class A shares and received $1,640, $955 and $349 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $15,970.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2018 is as follows:

Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$7,374	$94,019	$97,127	$4,266	$126
Government Money Market Portfolio*	1,332	10,909	11,843	398	6

Total				$4,664	$132

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2018 amounted to $31, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

88 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $759,501, $3,492,802, $418,926 and $252,529 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$21,501,613		$1,834,918
U.S. government securities	– 0	–	37,486,599

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$240,469,317

Gross unrealized appreciation	$26,999,262
Gross unrealized depreciation	(39,815,763)

Net unrealized depreciation	$(12,816,501)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 89

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates

90 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund maximum payment for

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 91

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended November 30, 2018, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended November 30, 2018, the Fund held written options for hedging and non-hedging purposes. During the year ended November 30, 2018, the Fund held written swaptions for hedging and non-hedging purposes.

92 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 93

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

94 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of November 30, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 95

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other

96 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended November 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$187,064	*	Receivable/Payable for variation margin on futures	$254,234	*

Equity contracts	Receivable/Payable for variation margin on futures	226,562	*	Receivable/Payable for variation margin on futures	1,595,267	*

Commodity contracts	Receivable/Payable for variation margin on futures	2,548,222	*	Receivable/Payable for variation margin on futures	3,871,373	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	813,084	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,023,076	*

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 97

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,910,661	Unrealized depreciation on forward currency exchange contracts	$2,787,550

Foreign exchange contracts	Investments in securities, at value	745,403

Equity contracts	Investments in securities, at value	212,467

Foreign exchange contracts			Options written, at value	65,713

Equity contracts			Options written, at value	501,976

Interest rate contracts			Unrealized depreciation on inflation swaps	196,357

Credit contracts	Market value on credit default swaps	38,078	Market value on credit default swaps	38,079

Equity contracts			Unrealized depreciation on total return swaps	59,703

Total		$10,704,617		$9,370,252

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(512,869)	$(146,260)

98 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,086,411	$(4,523,876)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,637,029)	(1,178,545)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,160,246	(1,322,809)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(258,124)	(16,322)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(682,064)	259,814

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(624,915)	(328,936)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	488,530	325,010

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 99

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$(402,251)	$271,186

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	111,972	(11,694)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	406,372	11,564

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	700,600	(366,082)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(80,896)	(59,703)

Total		$1,755,983	$(7,086,653)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2018:

Futures:
Average original value of buy contracts	$158,348,250
Average original value of sale contracts	$42,727,087
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$133,430,476
Average principal amount of sale contracts	$261,317,187
Purchased Options:
Average notional amount	$25,622,512
Purchased Swaptions:
Average notional amount	$37,108,000	(a)
Options Written:
Average notional amount	$15,636,862
Swaptions Written:
Average notional amount	$53,108,000	(a)

100 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Inflation Swaps:
Average notional amount	$16,960,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$42,976,933
Credit Default Swaps:
Average notional amount of buy contracts	$2,600,000
Average notional amount of sale contracts	$2,600,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$31,000,000
Total Return Swaps:
Average notional amount	$1,293,708	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB Global Risk Allocation Fund, Inc.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Australia and New Zealand Banking Group Ltd.	$37,176	$(37,176)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	6,871	(6,871)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	615,386	(615,386)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	122,259	(86,531)	– 0	–	– 0	–	35,728
Citibank, NA	603,456	(352,215)	– 0	–	– 0	–	251,241
Credit Suisse International	189,670	(16,861)	– 0	–	– 0	–	172,809
Deutsche Bank AG	64,652	– 0	–	– 0	–	– 0	–	64,652
Goldman Sachs Bank USA/Goldman Sachs International	8,854	(8,854)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	167,029	(36,414)	– 0	–	– 0	–	130,615
JPMorgan Chase Bank, NA	446,417	(287,123)	(159,294)	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	1,694,963	(411,749)	– 0	–	– 0	–	1,283,214
Natwest Markets PLC	279,277	(206,175)	– 0	–	– 0	–	73,102
Standard Chartered Bank	56,762	(13,945)	– 0	–	– 0	–	42,817
State Street Bank & Trust Co.	213,774	(150,073)	– 0	–	– 0	–	63,701
UBS AG	126,711	(66,014)	– 0	–	– 0	–	60,697

Total	$4,633,257	$(2,295,387)	$(159,294)	$	– 0	–	$2,178,576	^

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 101

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Australia and New Zealand Banking Group Ltd.	$106,890	$(37,176)	$	– 0	–	$	– 0	–	$69,714
Bank of America, NA	41,331	(6,871)		– 0	–		– 0	–	34,460
Barclays Bank PLC	703,431	(615,386)		– 0	–		– 0	–	88,045
BNP Paribas SA	86,531	(86,531)		– 0	–		– 0	–	– 0	–
Citibank, NA	352,215	(352,215)		– 0	–		– 0	–	– 0	–
Credit Suisse International	16,861	(16,861)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	185,070	(8,854)		– 0	–		(176,216)		– 0	–
HSBC Bank USA	36,414	(36,414)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	287,123	(287,123)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	411,749	(411,749)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	206,175	(206,175)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	13,945	(13,945)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	150,073	(150,073)		– 0	–		– 0	–	– 0	–
UBS AG	66,014	(66,014)		– 0	–		– 0	–	– 0	–

Total	$2,663,822	$(2,295,387)	$	– 0	–		$(176,216)		$192,219	^

AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$13,686	$(13,686)	$	– 0	–	$	– 0	–	$ – 0	–
Natwest Markets PLC	39,671	(2,331)		– 0	–		– 0	–	37,340
State Street Bank & Trust Co.	7,528	(7,528)		– 0	–		– 0	–	– 0	–

Total	$60,885	$(23,545)	$	– 0	–	$	– 0	–	$37,340

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
JPMorgan Chase Bank, NA	$708,926	$(13,686)		$(390,000)		$	– 0	–	$305,240
Natwest Markets PLC	2,331	(2,331)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	207,056	(7,528)		– 0	–		– 0	–	199,528

Total	$918,313	$(23,545)		$(390,000)		$	– 0	–	$504,768	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

102 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2018, the Fund had securities on loan with a value of $387,128 and had

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 103

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

received cash collateral which has been invested into Government Money Market Portfolio of $397,727. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $6,372 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended November 30, 2018; this amount is reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $1,226. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class A
Shares sold	409,196	608,371	$6,637,896	$9,693,114

Shares issued in reinvestment of dividends	418,058	727,436	6,764,171	10,926,083

Shares converted from Class B	30,989	67,717	503,007	1,074,933

Shares converted from Class C	130,581	1,469,724	2,109,011	23,298,593

Shares redeemed	(2,576,714)	(2,779,539)	(41,826,253)	(44,282,607)

Net increase (decrease)	(1,587,890)	93,709	$(25,812,168)	$710,116

Class B
Shares sold	13,674	14,235	$201,325	$205,717

Shares issued in reinvestment of dividends	4,281	12,557	62,973	171,656

Shares converted to Class A	(34,217)	(74,654)	(503,007)	(1,074,933)

Shares redeemed	(19,777)	(34,173)	(290,554)	(492,420)

Net decrease	(36,039)	(82,035)	$(529,263)	$(1,189,980)

104 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class C
Shares sold	52,058	47,516	$769,526	$691,927

Shares issued in reinvestment of dividends	11,644	122,968	173,035	1,684,665

Shares converted to Class A	(142,684)	(1,616,943)	(2,109,011)	(23,298,593)

Shares redeemed	(191,383)	(595,661)	(2,837,064)	(8,546,258)

Net decrease	(270,365)	(2,042,120)	$(4,003,514)	$(29,468,259)

Advisor Class
Shares sold	286,411	600,033	$4,682,278	$9,643,985

Shares issued in reinvestment of dividends	31,325	40,167	510,590	607,725

Shares redeemed	(497,367)	(436,588)	(8,150,880)	(7,018,969)

Net increase (decrease)	(179,631)	203,612	$(2,958,012)	$3,232,741

Class R
Shares sold	10,753	25,778	$173,132	$404,415

Shares issued in reinvestment of dividends	4,320	8,849	69,458	132,111

Shares redeemed	(41,082)	(58,117)	(668,782)	(919,801)

Net decrease	(26,009)	(23,490)	$(426,192)	$(383,275)

Class K
Shares sold	18,329	15,073	$297,473	$238,007

Shares issued in reinvestment of dividends	2,407	5,164	38,877	77,410

Shares redeemed	(22,852)	(59,373)	(370,195)	(936,549)

Net decrease	(2,116)	(39,136)	$(33,845)	$(621,132)

Class I
Shares sold	30,736	20,482	$503,933	$332,209

Shares issued in reinvestment of dividends	4,237	8,768	68,985	132,487

Shares redeemed	(48,756)	(22,449)	(811,620)	(361,851)

Net increase (decrease)	(13,783)	6,801	$(238,702)	$102,845

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 105

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund’s has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

106 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 107

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$8,530,938	$15,360,002

Total distributions paid	$8,530,938	$15,360,002

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$691,587
Accumulated capital and other losses	(2,769,405	)(a)
Unrealized appreciation/(depreciation)	(12,660,521	)(b)

Total accumulated earnings/(deficit)	$(14,738,339)

(a)

As of November 30, 2018, the Fund had a net capital loss carryforward of $2,769,405. During the fiscal year, the Fund utilized $28,198 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiary, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund had a net short-term capital loss carryforward of $2,749,655 and a net long-term capital loss carryforward of $19,750, which may be carried forward for an indefinite period.

108 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the current fiscal period, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and the tax treatment of foreign capital gains tax resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 109

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

110 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 16.75		$ 15.79		$ 15.29		$ 17.54		$ 16.48

Income From Investment Operations

Net investment income(a)	.15	(b)	.13	(b)	.15	(b)†	.16		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.76)		1.67		.36		(.60)		1.11

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	(.61)		1.80		.51		(.43)		1.32

Less: Dividends and Distributions

Dividends from net investment income	(.52)		(.84)		(.01)		(1.10)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.52)		(.84)		(.01)		(1.82)		(.26)

Net asset value, end of period	$ 15.62		$ 16.75		$ 15.79		$ 15.29		$ 17.54

Total Return

Total investment return based on net asset value(d)*	(3.81)%		12.00	%(e)	3.34	%†	(2.56	)%(f)	8.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$202,193		$243,518		$228,036		$267,703		$304,092

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.28%		1.29%		1.28%		1.28%		1.28%

Expenses, before waivers/reimbursements(g)(h)	1.29%		1.30%		1.30%		1.28%		1.28%

Net investment income	.94	%(b)	.79	%(b)	.96	%(b)†	1.01%		1.25%

Portfolio turnover rate	9%		30%		79%		250%		96%

See footnote summary on pages 118-119.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 111

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 15.13		$ 14.32		$ 13.96		$ 16.13		$ 15.29

Income From Investment Operations

Net investment income (loss)(a)	.02	(b)	(.02	)(b)	0	(b)(c)†	.01		.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)		1.54		.36		(.52)		1.02

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	(.67)		1.52		.36		(.50)		1.10

Less: Dividends and Distributions

Dividends from net investment income	(.38)		(.71)		– 0	–	(.95)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.38)		(.71)		– 0	–	(1.67)		(.26)

Net asset value, end of period	$ 14.08		$ 15.13		$ 14.32		$ 13.96		$ 16.13

Total Return

Total investment return based on net asset value(d)*	(4.49)%		11.12	%(e)	2.58	%†	(3.30	)%(f)	7.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,952		$2,643		$3,676		$6,033		$11,730

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	2.07%		2.08%		2.04%		2.05%		2.01%

Expenses, before waivers/reimbursements(g)(h)	2.08%		2.10%		2.06%		2.05%		2.01%

Net investment income (loss)	.13	%(b)	(.16	)%(b)	.01	%(b)†	.10%		.54%

Portfolio turnover rate	9%		30%		79%		250%		96%

See footnote summary on pages 118-119.

112 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 15.17		$ 14.37		$ 14.01		$ 16.22		$ 15.37

Income From Investment Operations

Net investment income (loss)(a)	.03	(b)	(.07	)(b)	.03	(b)†	.04		.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)		1.60		.33		(.55)		1.03

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	(.67)		1.53		.36		(.50)		1.11

Less: Dividends and Distributions

Dividends from net investment income	(.26)		(.73)		– 0	–	(.99)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.26)		(.73)		– 0	–	(1.71)		(.26)

Net asset value, end of period	$ 14.24		$ 15.17		$ 14.37		$ 14.01		$ 16.22

Total Return

Total investment return based on net asset value(d)*	(4.50)%		11.18	%(e)	2.57	%†	(3.27	)%(f)	7.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,588		$12,188		$40,885		$50,508		$57,567

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	2.04%		2.05%		2.03%		2.02%		2.00%

Expenses, before waivers/reimbursements(g)(h)	2.05%		2.06%		2.05%		2.02%		2.00%

Net investment income (loss)	.17	%(b)	(.46	)%(b)	.18	%(b)†	.26%		.53%

Portfolio turnover rate	9%		30%		79%		250%		96%

See footnote summary on pages 118-119.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 113

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 16.92		$ 15.94		$ 15.41		$ 17.67		$ 16.55

Income From Investment Operations

Net investment income(a)	.20	(b)	.19	(b)	.16	(b)†	.21		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.79)		1.67		.40		(.61)		1.17

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	(.59)		1.86		.56		(.39)		1.38

Less: Dividends and Distributions

Dividends from net investment income	(.56)		(.88)		(.03)		(1.15)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.56)		(.88)		(.03)		(1.87)		(.26)

Net asset value, end of period	$ 15.77		$ 16.92		$ 15.94		$ 15.41		$ 17.67

Total Return

Total investment return based on net asset value(d)*	(3.58)%		12.38	%(e)	3.55	%†	(2.27	)%(f)	8.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,201		$17,200		$12,960		$23,311		$20,893

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.03%		1.04%		1.03%		1.02%		1.00%

Expenses, before waivers/reimbursements(g)(h)	1.04%		1.05%		1.05%		1.02%		1.00%

Net investment income	1.20	%(b)	1.19	%(b)	1.06	%(b)†	1.34%		1.25%

Portfolio turnover rate	9%		30%		79%		250%		96%

See footnote summary on pages 118-119.

114 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 16.59		$ 15.61		$ 15.15		$ 17.40		$ 16.40

Income From Investment Operations

Net investment income(a)	.09	(b)	.06	(b)	.06	(b)†	.11		.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.75)		1.67		.40		(.60)		1.10

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	(.66)		1.73		.46		(.48)		1.26

Less: Dividends and Distributions

Dividends from net investment income	(.46)		(.75)		– 0	–	(1.05)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.46)		(.75)		– 0	–	(1.77)		(.26)

Net asset value, end of period	$ 15.47		$ 16.59		$ 15.61		$ 15.15		$ 17.40

Total Return

Total investment return based on net asset value(d)*	(4.11)%		11.63	%(e)	3.04	%†	(2.84	)%(f)	7.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,952		$2,526		$2,743		$4,241		$4,523

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.62%		1.63%		1.61%		1.61%		1.59%

Expenses, before waivers/reimbursements(g)(h)	1.63%		1.64%		1.62%		1.61%		1.59%

Net investment income	.58	%(b)	.36	%(b)	.41	%(b)†	.69%		.95%

Portfolio turnover rate	9%		30%		79%		250%		96%

See footnote summary on pages 118-119.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 115

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 16.71		$ 15.75		$ 15.25		$ 17.50		$ 16.45

Income From Investment Operations

Net investment income(a)	.15	(b)	.10	(b)	.15	(b)†	.16		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)		1.68		.36		(.59)		1.10

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	(.62)		1.78		.51		(.42)		1.31

Less: Dividends and Distributions

Dividends from net investment income	(.51)		(.82)		(.01)		(1.11)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.51)		(.82)		(.01)		(1.83)		(.26)

Net asset value, end of period	$ 15.58		$ 16.71		$ 15.75		$ 15.25		$ 17.50

Total Return

Total investment return based on net asset value(d)*	(3.80)%		12.00	%(e)	3.27	%†	(2.55	)%(f)	8.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,147		$1,265		$1,809		$1,939		$2,098

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.31%		1.31%		1.30%		1.30%		1.27%

Expenses, before waivers/reimbursements(g)(h)	1.32%		1.33%		1.31%		1.30%		1.27%

Net investment income	.91	%(b)	.66	%(b)	1.00	%(b)†	.99%		1.26%

Portfolio turnover rate	9%		30%		79%		250%		96%

See footnote summary on pages 118-119.

116 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 16.90		$ 15.94		$ 15.39		$ 17.66		$ 16.52

Income From Investment Operations

Net investment income(a)	.20	(b)	.18	(b)	.29	(b)†	.22		.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)		1.69		.30		(.60)		1.13

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01		– 0	–

Net increase (decrease) in net asset value from operations	(.57)		1.87		.59		(.37)		1.40

Less: Dividends and Distributions

Dividends from net investment income	(.57)		(.91)		(.04)		(1.18)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.48)		(.26)

Tax return of capital	– 0	–	– 0	–	– 0	–	(.24)		– 0	–

Total dividends and distributions	(.57)		(.91)		(.04)		(1.90)		(.26)

Net asset value, end of period	$ 15.76		$ 16.90		$ 15.94		$ 15.39		$ 17.66

Total Return

Total investment return based on net asset value(d)*	(3.52)%		12.39	%(e)	3.81	%†	(2.12	)%(f)	8.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,083		$2,467		$2,218		$402		$49

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	.98%		.93%		.86%		.91%		.83%

Expenses, before waivers/reimbursements(g)(h)	.98%		.95%		.87%		.91%		.83%

Net investment income	1.25	%(b)	1.14	%(b)	1.88	%(b)†	1.45%		1.59%

Portfolio turnover rate	9%		30%		79%		250%		96%

See footnote summary on pages 118-119.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 117

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)

Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by .07% for the year ended November 30, 2015.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

(h)	The expense ratios presented below exclude interest/overdraft expense:

	Year Ended November 30,
	2018	2017	2016	2015	2014
Class A
Net of waivers/reimbursements	1.27%	1.29%	1.28%	N/A	N/A
Before waivers/reimbursements	1.28%	1.30%	1.29%	N/A	N/A
Class B
Net of waivers/reimbursements	2.06%	2.08%	2.04%	N/A	N/A
Before waivers/reimbursements	2.07%	2.10%	2.06%	N/A	N/A
Class C
Net of waivers/reimbursements	2.03%	2.05%	2.03%	N/A	N/A
Before waivers/reimbursements	2.04%	2.06%	2.05%	N/A	N/A
Advisor Class
Net of waivers/reimbursements	1.02%	1.04%	1.03%	N/A	N/A
Before waivers/reimbursements	1.03%	1.05%	1.05%	N/A	N/A
Class R
Net of waivers/reimbursements	1.62%	1.63%	1.61%	N/A	N/A
Before waivers/reimbursements	1.62%	1.64%	1.62%	N/A	N/A
Class K
Net of waivers/reimbursements	1.30%	1.31%	1.29%	N/A	N/A
Before waivers/reimbursements	1.31%	1.33%	1.31%	N/A	N/A
Class I
Net of waivers/reimbursements	.97%	.93%	.85%	N/A	N/A
Before waivers/reimbursements	.97%	.95%	.87%	N/A	N/A

†	For the year ended November 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.06%	.06%

118 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014 by .01%, .81%, .01%, .08% and .06%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .02%.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 119

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Risk Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at November 30, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

120 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 121

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2018. For individual shareholders, the Fund designates 23.31% of dividends paid as qualified dividend income. For corporate shareholders, 7.10% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 31.49% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

122 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 123

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

124 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 125

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

126 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 127

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

128 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 129

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

130 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Global Risk Allocation Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 131

relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

132 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 133

difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

134 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 135

priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting.

136 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2018 (the “Meeting”).

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 137

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

138 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 139

commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

140 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 141

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels, and that the Fund’s net assets were approximately at the level of the first breakpoint. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

142 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 143

NOTES

144 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 145

NOTES

146 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 147

NOTES

148 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0151-1118

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2017	$99,392	$38	$51,990
	2018	$99,392	$1	$44,452

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2017	$775,143	$52,028
			$(38)
			$(51,990)
	2018	$859,125	$44,453
			$(1)
			$(44,452)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2019